File Nos. 333-76651, 811-09301

As filed with the Securities and Exchange Commission on April 24, 2007

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.

Post-Effective Amendment No. 23
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26

(Check appropriate box or boxes)
___________________________________

TIAA-CREF Institutional Mutual Funds
(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 842-2733

Stewart P. Greene, Esq.
TIAA-CREF Institutional Mutual Funds
730 Third Avenue
New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C.2004-2415

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[ ]	On ______________ pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

APRIL 24, 2007

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Institutional Mutual Funds

Retirement Class

▪	Lifecycle 2010 Fund

▪	Lifecycle 2015 Fund

▪	Lifecycle 2020 Fund

▪	Lifecycle 2025 Fund

▪	Lifecycle 2030 Fund

▪	Lifecycle 2035 Fund

▪	Lifecycle 2040 Fund

This prospectus describes the Retirement Class of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), seven investment portfolios or “funds” of the TIAA-CREF Institutional Mutual Funds. Please note that the Lifecycle Funds also offer Institutional Class shares through a prospectus dated April 24, 2007.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds, or the funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE LIFECYCLE FUNDS

          Each of the Lifecycle Funds offering Retirement Class shares through this prospectus is a “fund of funds,” and diversifies its assets by investing in Institutional Class shares of other funds of the TIAA-CREF Institutional Mutual Funds (the “Underlying Funds”). Each Lifecycle Fund is managed with a specific target retirement date in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement date approaches. Generally, this means that each Lifecycle Fund’s investments will gradually be reallocated from Underlying Funds investing primarily in equity securities (stocks) to Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments. Please see the Glossary towards the end of Prospectus for certain defined terms used in the Prospectus.

          The Lifecycle Funds, each named for its target retirement date, are as follows:

•	Lifecycle 2010 Fund

•	Lifecycle 2015 Fund

•	Lifecycle 2020 Fund

•	Lifecycle 2025 Fund

•	Lifecycle 2030 Fund

•	Lifecycle 2035 Fund

•	Lifecycle 2040 Fund

          General Risks of Investing in the Lifecycle Funds

          Because the assets of each Lifecycle Fund are normally allocated among Underlying Funds investing in equity securities and fixed-income securities, each Fund will be subject, in varying degrees, to the risks of each type of security. The Lifecycle Funds are also subject to asset allocation risk. Asset allocation risk is the possibility that the Lifecycle Funds may not be able to invest according to their target allocations and that the selection of Underlying Funds and the allocations among them will result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money.

          In general, the risks of investing in specific types of securities or Underlying Funds include:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  3

•

Style Risk—The risk that an Underlying Fund that uses either a growth investing or value investing style may be invested in equity securities representing a style that may be out of favor in the marketplace for various periods of time. When this occurs, the Underlying Fund could experience a decline in value of these disfavored securities.

•

Growth Investing Risk—The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired.

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that bond or stock prices overall may decline when interest rates rise.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—A decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities.

•	Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity.

•	Prepayment and Extension Risk—The risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

•

Special Risks for Inflation-Indexed Bonds—Market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return over and above the inflation rate).

          For more detailed information about these risks and other risks, see the section entitled “ Principal Risks of the Lifecycle Funds and Underlying Funds” below.

4  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          There can be no guarantee that a Lifecycle Fund or an Underlying Fund will achieve its investment objective. As with all mutual funds, there is a risk that an investor could lose money by investing in a Lifecycle Fund.

          Lifecycle 2010 Fund

          Investment Objective. The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. Currently, the Fund expects to allocate approximately 54.8% of its assets to equity Underlying Funds and 45.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

          Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	41.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	13.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	39.4%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	5.8%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  5

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2020. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the TIAA-CREF Institutional Money Market Fund (the “Money Market Fund”) or shares of other investment companies, including exchange-traded funds (“ETFs”). In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2010 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the

6  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2015 Fund

          Investment Objective. The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. Currently, the Fund expects to allocate approximately 62.8% of its assets to equity Underlying Funds and 37.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

          Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	47.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	15.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	34.1%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	3.1%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  7

The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2025. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2015 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For

8  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

         Lifecycle 2020 Fund

          Investment Objective. The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. Currently, the Fund expects to allocate approximately 70.8% of its assets to equity Underlying Funds and 29.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	53.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	17.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	28.4%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.8%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  9

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. To minimize disruption to the Fund’s portfolio, the percentages above reflect the Fund’s new target allocations effective April 24, 2007. The Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2030. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

10  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Principal Risks. Because the assets of the Lifecycle 2020 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

         Lifecycle 2025 Fund

          Investment Objective. The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. Currently, the Fund expects to allocate approximately 78.8% of its assets to equity Underlying Funds and 21.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

          Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	59.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	19.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	21.2%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  11

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2035. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

12  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Principal Risks. Because the assets of the Lifecycle 2025 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

         Lifecycle 2030 Fund

          Investment Objective. The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. Currently, the Fund expects to allocate approximately 86.8% of its assets to equity Underlying Funds and 13.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	65.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	21.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	13.2%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  13

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2040. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

14  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Principal Risks. Because the assets of the Lifecycle 2030 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

         Lifecycle 2035 Fund

          Investment Objective. The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. Currently, the Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	67.5%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	22.5%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	10.0%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  15

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2045. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds suitable for shareholders already in retirement.

16  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Principal Risks. Because the assets of the Lifecycle 2035 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2040 Fund

          Investment Objective. The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. Currently, the Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

          Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	67.5%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	22.5%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	10.0%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  17

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. The Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2050. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds suitable for shareholders already in retirement.

18  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Principal Risks. Because the assets of the Lifecycle 2040 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

PAST PERFORMANCE

          The bar charts and performance tables help illustrate some of the risks of investing in the Retirement Class of the Lifecycle Funds, and how investment performance varies. The bar charts show the performance (i.e., the annual total returns) of the Retirement Class of each Lifecycle Fund, before taxes, in 2005 and 2006, the first two calendar years since inception of this class. Below each chart we note the best and worst returns for a calendar quarter during the periods shown of the Retirement Class of the particular Lifecycle Fund.

          The performance table following the charts shows the average annual total returns of the Retirement Class of each Lifecycle Fund over the 2006 calendar year and since inception and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by the Lifecycle Funds’ and the Underlying Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), to reimburse some of the Funds for certain “other expenses” that exceed a certain percentage. Without these reimbursements, the returns on the Retirement Class of the Lifecycle Funds would have been lower. How the Lifecycle Funds have performed in the past is not necessarily an indication of how they will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The Underlying Funds’ benchmarks are used to formulate a composite benchmark for each Lifecycle Fund, based on the Lifecycle Funds’ target allocations among the Underlying Funds. The use of a particular benchmark by an Underlying Fund or a composite index by a Lifecycle Fund are not fundamental policies and can be changed without shareholder approval. We will notify you before we make such a change.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  19

Average Annual Total Returns—Retirement Class Shares

LIFECYCLE 2010 FUND	LIFECYCLE 2020 FUND

Calendar year-to-date return as of March 31, 2007: 2.80%.	Calendar year-to-date return as of March 31, 2007: 2.80%.

Best quarter: 3.78%, for the quarter ended September 30, 2006. Worst quarter: –1.94%, for the quarter ended March 31, 2005.	Best quarter: 4.44%, for the quarter ended December 31, 2006. Worst quarter: –2.02%, for the quarter ended March 31, 2005.

LIFECYCLE 2015 FUND	LIFECYCLE 2025 FUND

Calendar year-to-date return as of March 31, 2007: 2.85%.	Calendar year-to-date return as of March 31, 2007: 3.05%.

Best quarter: 4.06%, for the quarter ended December 31, 2006. Worst quarter: –2.12%, for the quarter ended March 31, 2005.	Best quarter: 4.87%, for the quarter ended December 31, 2006. Worst quarter: –2.11%, for the quarter ended March 31, 2005.

20  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

Average Annual Total Returns—Retirement Class Shares (concluded)

LIFECYCLE 2030 FUND	LIFECYCLE 2040 FUND

Calendar year-to-date return as of March 31, 2007: 3.01%.	Calendar year-to-date return as of March 31, 2007: 3.47%.

Best quarter: 5.29%, for the quarter ended December 31, 2006. Worst quarter: –2.68%, for the quarter ended March 31, 2005.	Best quarter: 6.01%, for the quarter ended December 31, 2006. Worst quarter: –2.86%, for the quarter ended March 31, 2005.

LIFECYCLE 2035 FUND

Calendar year-to-date return as of March 31, 2007: 3.24%.

Best quarter: 5.65%, for the quarter ended December 31, 2006. Worst quarter: –2.49%, for the quarter ended March 31, 2005.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  21

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS OF THE LIFECYCLE FUNDS
(Before Taxes)

	January 1, 2006 to December 31, 2006	Since Inception (October 15, 2004 to December 31, 2006)

LIFECYCLE 2010 FUND
Returns Before Taxes	8.39%	8.83%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
S&P 500® Index[1]	15.79%	14.12%
Lifecycle 2010 Fund Composite Index[2]	9.55%	9.56%

LIFECYCLE 2015 FUND
Returns Before Taxes	9.40%	9.79%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2015 Fund Composite Index[2]	10.86%	10.57%

LIFECYCLE 2020 FUND
Returns Before Taxes	10.26%	10.57%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2020 Fund Composite Index[2]	11.66%	11.30%

LIFECYCLE 2025 FUND
Returns Before Taxes	10.78%	11.26%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2025 Fund Composite Index[2]	12.47%	12.03%

LIFECYCLE 2030 FUND
Returns Before Taxes	11.72%	11.88%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2030 Fund Composite Index[2]	13.28%	12.76%

LIFECYCLE 2035 FUND
Returns Before Taxes	12.47%	12.62%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2035 Fund Composite Index[2]	14.09%	13.50%

Current performance of the Lifecycle Funds’ Retirement Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

22  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS OF THE LIFECYCLE FUNDS (concluded)
(Before Taxes)

	January 1, 2006 to December 31, 2006	Since Inception (October 15, 2004 to December 31, 2006)

LIFECYCLE 2040 FUND
Returns Before Taxes	13.12%	13.24%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2040 Fund Composite Index[2]	14.91%	14.23%

Current performance of the Lifecycle Funds’ Retirement Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[2]

Each Lifecycle Fund’s composite index performance is a weighted average of the performance of the benchmark indices for the Underlying Funds in which the Lifecycle Fund is invested, weighted according to the Lifecycle Fund’s target asset allocation among the various Underlying Funds during that period.

The following is the benchmark index of each Underlying Fund, grouped by market sector: Domestic Equity—Russell 1000 Growth Index (Growth Equity and Large-Cap Growth Funds), Russell 1000 Value Index (Large-Cap Value Fund), and Russell 2000 Index (Small-Cap Equity Fund); International Equity—MSCI EAFE Index (International Equity Fund); Long-Term Maturity—Lehman Brothers U.S. Aggregate Index (Bond and Bond Plus Funds), Lehman Brothers U.S.Treasury Inflation-Protected Securities Index (Inflation-Linked Bond Fund), Merrill Lynch BB/B Cash Pay Issuer Constrained Index (High-Yield Fund II); Short-Term Maturity—Lehman Brothers U.S. Government/Credit (1-5 year) Index (Short-Term Bond Fund II) and iMoneyNet Money Fund Report Average—All Taxable (Money Market Fund).

As previously noted, the revised target allocations for the Lifecycle Funds are as follows:

	Domestic Equity	International Equity	Long-Term Maturity	Short-Term Maturity

2010 Fund	41.1%	13.7%	39.4%	5.8%
2015 Fund	47.1%	15.7%	34.1%	3.1%
2020 Fund	53.1%	17.7%	28.4%	0.8%
2025 Fund	59.1%	19.7%	21.2%	0.0%
2030 Fund	65.1%	21.7%	13.2%	0.0%
2035 Fund	67.5%	22.5%	10.0%	0.0%
2040 Fund	67.5%	22.5%	10.0%	0.0%

          The Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) represents the U.S. investment-grade fixed-rate bond market, including government and corporate bonds, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-capitalization weighted index of the 500 leading companies in leading industries of the U.S. economy. See “Summary Information About the Underlying Funds” below for a description of each of the indices that comprises the Funds’ composite indices. Since none of the Lifecycle Funds currently allocates any assets to the Real Estate Securities Fund, its benchmark, the Dow Jones Wilshire Real Estate Securities Index, is no longer part of any Lifecycle Fund’s composite index (but see below for its average annual total returns during prior periods).

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  23

          The Lifecycle Funds have added the returns of the Lehman Aggregate Index or the S&P 500 Index to the returns table above so that investors can compare the Funds’ returns to the returns of the broader U.S. investment-grade fixed-income or domestic equity markets, respectively. In prior periods, the Funds presented the specific returns of each index that comprised the Funds’ composite indices. However, to simplify the returns table, the Funds have discontinued this practice and, instead, are providing the table below showing the average annual total returns of each of the component indices. The first number in each entry is for the calendar year ended December 31, 2006, and the second is from the Fund’s inception to December 31, 2006.

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund	Lifecycle 2035 Fund	Lifecycle 2040 Fund

Russell 1000®	9.07%	9.07%	9.07%	9.07%	9.07%	9.07%	9.07%
Growth Index[1]	11.45%	11.45%	11.45%	11.45%	11.45%	11.45%	11.45%

Russell 1000®	22.25%	22.25%	22.25%	22.25%	22.25%	22.25%	22.25%
Value Index[1]	18.32%	18.32%	18.32%	18.32%	18.32%	18.32%	18.32%

Russell 2000®	18.37%	18.37%	18.37%	18.37%	18.37%	18.37%	18.37%
Index[1]	17.59%	17.59%	17.59%	17.59%	17.59%	17.59%	17.59%

MSCI EAFE®	26.34%	26.34%	26.34%	26.34%	26.34%	26.34%	26.34%
Index[2]	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%

Dow Jones
Wilshire
Real Estate
Securities	35.88%	35.88%	35.88%	35.88%	35.88%	35.88%	35.88%
Index	28.72%	28.72%	28.72%	28.72%	28.72%	28.72%	28.72%

Lehman
Brothers US	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
TIPS Index	2.34%	2.34%	2.34%	2.34%	2.34%	2.34%	2.34%

[1]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

          We have not shown after-tax returns, since they are not relevant to Retirement Class investors, who hold their shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

24  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

FEES AND EXPENSES

          The tables on this page describe the fees and expenses that you may pay if you buy and hold Retirement Class shares of a Lifecycle Fund. Retirement Class shares of each Lifecycle Fund indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Lifecycle Fund invests, which are disclosed below.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES

Fund	Management Fees	Distribution (12b-1) Fees[1]	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses	Waivers and Expense Reimburse- ments[4]	Net Annual Fund Operating Expenses

Lifecycle 2010 Fund	0.10%	0.00%	0.35%	0.32%	0.77%	0.20%	0.57%
Lifecycle 2015 Fund	0.10%	0.00%	0.36%	0.32%	0.78%	0.21%	0.57%
Lifecycle 2020 Fund	0.10%	0.00%	0.38%	0.33%	0.81%	0.23%	0.58%
Lifecycle 2025 Fund	0.10%	0.00%	0.43%	0.32%	0.85%	0.28%	0.57%
Lifecycle 2030 Fund	0.10%	0.00%	0.45%	0.33%	0.88%	0.30%	0.58%
Lifecycle 2035 Fund	0.10%	0.00%	0.54%	0.33%	0.97%	0.39%	0.58%
Lifecycle 2040 Fund	0.10%	0.00%	0.51%	0.33%	0.94%	0.36%	0.58%

[1]

The Retirement Class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that permits the Funds to reimburse Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA and principal underwriter of the funds, for certain promotional expenses of selling Retirement Class shares in an amount up to 0.05% of the net asset value of the shares on an annual basis. However, TPIS has contractually agreed not to seek any reimbursements under the Plan through at least April 30, 2008. Thus, no Distribution (12b-1) Fees are shown.

[2]

Other expenses are estimated (not actual expenses from fiscal year 2006) due to: (1) the Lifecycle Funds’ adoption of a new pricing structure on February 1, 2006 and (2) the commencement of operations of the new Institutional Class of the Funds.

[3]	Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the Underlying Funds in the new allocations.

[4]

Advisors has contractually agreed to waive its 0.10% management fee on each Lifecycle Fund through at least April 30, 2008. In addition, Advisors has contracted to reimburse the Funds for all of the “Other Expenses” of the Retirement Class (except for the 0.25% fee for services provided in connection with the offering of this class on retirement platforms) through April 30, 2008.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  25

Example

          The following example is intended to help you compare the cost of investing in the Retirement Class of the Lifecycle Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of that period. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds. The table assumes that there are no waivers or reimbursements in place on the Lifecycle Funds or the Underlying Funds after April 30, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Lifecycle 2010 Fund	$58	$230	$417	$957
Lifecycle 2015 Fund	$58	$232	$422	$968
Lifecycle 2020 Fund	$59	$238	$431	$991
Lifecycle 2025 Fund	$58	$245	$448	$1,034
Lifecycle 2030 Fund	$59	$253	$463	$1,068
Lifecycle 2035 Fund	$59	$272	$503	$1,165
Lifecycle 2040 Fund	$59	$268	$494	$1,143

ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE LIFECYCLE FUNDS’ STRATEGY

          General Information About the Lifecycle Funds

          This Prospectus describes the Retirement Class shares of the Lifecycle Funds, seven of the thirty-six Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. The investment objective of each Lifecycle Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Lifecycle Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

26  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

         Investment Glidepath and Target Allocations*

          The investment glidepath for each Lifecycle Fund will gradually become more conservative (i.e., move from investment in Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities) over time as the target retirement date of the Lifecycle Fund approaches and is passed. The following chart shows how we expect the glidepath for each Lifecycle Fund to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of any particular Lifecycle Fund may differ from this chart.

TIAA-CREF LIFECYCLE FUNDS GLIDEPATH

*	The Fund’s investment glidepath was recently revised. The chart above reflects the Fund’s new glidepath effective April 24, 2007. The Fund will adjust to this new glidepath gradually.

         Future Potential Investments

          We may invest a portion of each Lifecycle Fund in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

         Rebalancing

          In order to maintain its target allocations, each of the Lifecycle Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Lifecycle Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on the portfolio management team’s assessment of, among other things, fund flows and market conditions.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  27

SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a summary of the objectives and principal investment strategies of the Underlying Funds in which the Lifecycle Funds will invest, along with a description of their benchmark indices, which make up the Lifecycle Funds’ composite indices. For a discussion of the risks associated with these investments, see the “Principal Risks” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds, see the prospectus for the Institutional Class of the TIAA-CREF Institutional Mutual Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities by investing at least 80% of its assets in equity securities that the portfolio managers believe present the opportunity for growth. The Fund’s benchmark is the Russell 1000® Growth Index, a subset of the Russell 1000® Index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price/book ratios.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities by investing at least 80% of its assets in large-cap equity securities that the portfolio managers believe present the opportunity for growth. The Fund’s benchmark is the Russell 1000® Growth Index (see description above).

Large Cap-Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies by investing at least 80% of its assets in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark is the Russell 1000® Value Index, a subset of the Russell 1000® Index (see description above). The Russell 1000® Value Index contains higher weightings of roughly one-third of the securities in the Russell 1000® Index with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies in the Russell 1000® Index.

28  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

Fund	Investment Objective and Strategies/Benchmark

Small-Cap Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation and current income, primarily from equity securities of small, domestic companies by investing at least 80% of its assets in equity securities of smaller, domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

International Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of foreign issuers by investing at least 80% of its assets in equity securities of foreign issuers located in at least 3 countries other than the U.S. The Fund’s benchmark is the MSCI EAFE Index, which tracks the performance of the leading stocks in 21 developed countries outside of North America.

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade securities by investing at least 80% of its assets in investment-grade bonds and other fixed-income securities. The Fund’s benchmark is the Lehman Brothers U.S. Aggregate Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund II

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital by tracking the duration of its benchmark, the Lehman Brothers U.S. Aggregate Index (see description above). At least 75% of the Fund’s assets are primarily invested in a broad range of the debt securities found in the Lehman Index. The Fund also invests in securities with special features, like illiquid securities or non-investment-grade securities.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  29

Fund	Investment Objective and Strategies/Benchmark

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through inflation-indexed bonds by investing at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. The Fund’s benchmark is the Lehman Brothers US TIPS Index, which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

High-Yield Fund II

Seeks high current income and, when consistent with its primary objective, capital appreciation by investing at least 80% of its assets in debt and other fixed- income securities rated lower than investment-grade (and their unrated equivalents) or other high- yielding debt securities. The Fund’s benchmark is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Short-Term Bond Fund II

Seeks high current income consistent with preservation of capital by investing at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark is the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index, which tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital by investing primarily in high-quality, short-term money market instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share, although it is still possible to lose money by investing in the fund. The Fund’s benchmark is the iMoneyNet Money Fund Report Average™–All Taxable.

30  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

PRINCIPAL RISKS OF THE LIFECYCLE FUNDS AND UNDERLYING FUNDS

          Equity Securities

          Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the funds may increase or decrease as a result of their interest in equity securities.

          More specifically, an investment in equity securities is subject to the following investment risks, among others:

          Market Risk. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

          Company Risk (often called Financial Risk). This is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

          Style Risk. Some of the Underlying Funds in which the Lifecycle Funds invest use either a growth or value investing style. Investing pursuant to a particular style carries the risk that either style may be out of favor in the marketplace for various periods of time, leading to significant declines in an Underlying Fund’s portfolio value. More specifically, Underlying Funds with a growth investing style, like the Growth Equity Fund or the Large-Cap Growth Fund, may be invested in growth stocks with higher valuations that make them more volatile. For example, a growth stock’s value may experience a larger decline on a lower earnings forecast or a negative event or market development. Also, a growth stock’s expected higher earnings growth may not occur or be able to be sustained. Underlying Funds with a value investing style, like the Large-Cap Value Fund, may be invested in securities believed to be undervalued, which may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) the issuer’s value when acquired was appropriately priced when acquired.

          Securities of Smaller Companies

          Each of the Lifecycle Funds includes an allocation to the Small-Cap Equity Fund, an Underlying Fund investing primarily in the equity securities of smaller companies. In addition, other Underlying Funds may invest in small or medium-sized company securities to some degree. Smaller company securities may experience steeper fluctuations in price than the securities of larger companies.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  31

From time to time, small or medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of smaller companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

          Foreign Investments

          Each of the Lifecycle Funds includes an allocation to the International Equity Fund, an Underlying Fund investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in foreign securities. Investing in foreign investments entails risks beyond those of domestic investing. The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency, include (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.

          Fixed-Income Securities

          A portion of the assets of each of the funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities is subject to the following risks, among others:

          Income Volatility. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.

          Credit Risk (a type of Company Risk). This is the risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security.

          The High-Yield Fund II invests primarily in higher-yielding fixed-income securities that are rated below investment-grade by rating agencies. Credit risk is heightened in the case of these high-yield instruments because their issuers are typically weak in financial health and their ability to pay interest and principal is

32  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult for the High-Yield Fund II to purchase or sell.

          Call Risk. This is the risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

          Interest Rate Risk (a type of Market Risk). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

          Prepayment Risk and Extension Risk. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the fund.

          Risks Relating to Inflation-Indexed Bonds. Market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return over and above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  33

NON-PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

          Equity Funds

          The Underlying Funds that invest primarily in equity securities (the Growth Equity Fund, the Large-Cap Growth Fund, the International Equity Fund, the Large-Cap Value Fund, and the Small-Cap Equity Fund, and, collectively, the “Equity Funds”) may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. The Lifecycle Funds may also invest in ETFs for cash management purposes or as a short-term defensive technique. When the Equity Funds or the Lifecycle Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest.

          The Equity Funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the fund’s investment objective and restrictions and current regulations.

          The Fixed-Income Funds

          The Underlying Funds that invest primarily in fixed-income securities (the Bond Fund, the Bond Plus Fund II, the Short-Term Bond Fund II, the High-Yield Fund II and the Inflation-Linked Bond Fund, and, collectively, the “Fixed-Income Funds”) may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more

34  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions and current regulations.

          Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO TURNOVER

          While each Lifecycle Fund will normally seek to invest in its Underlying Funds for the long term, it may frequently rebalance those holdings to assure that it stays close to its projected target allocation. Therefore, each Lifecycle Fund may sell shares of its Underlying Funds regardless of how long they have been held. The Lifecycle Funds are generally managed without regard to tax ramifications.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by shareholders. None of the Underlying Funds are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          The Lifecycle Funds offer two share classes: Retirement Class and Institutional Class. Each Lifecycle Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is purchased.

•

Retirement Class shares are offered through accounts established by employers, in most cases, through TIAA or its affiliated companies, in connection with certain employee benefit plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares may also be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  35

Institutional Class shares to pay for higher administrative expenses associated with offering this class on retirement platforms.

•

Institutional Class shares are available for purchase only by (1) direct investors who meet certain eligibility requirements; (2) certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”); (3) other persons, such as tuition savings or prepaid plans or insurance company separate accounts, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares; or (4) other affiliates of TIAA-CREF that the Lifecycle Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connections with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b), and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

INVESTMENT ADVISER

          Advisors manages the assets of the Lifecycle Funds, under the supervision of the Board of Trustees of the TIAA-CREF Institutional Mutual Funds. Advisors is an indirect wholly owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds and the other series of the TIAA-CREF Institutional Mutual Funds, including the Underlying Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2006, Advisors and Investment Management together had approximately $215 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include developing and administering the asset allocation program for each Lifecycle Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Lifecycle Funds and the Underlying Funds, such as the custodian and transfer agent.

          Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund. Advisors

36  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

has contractually agreed to waive this management fee on each Lifecycle Fund through at least April 30, 2008.

          A discussion regarding the basis for the most recent Board of Trustees’ approval of the Lifecycle Funds’ investment management agreement is available in the Funds’ annual report for the fiscal year ended September 30, 2006.

          The Lifecycle Funds are managed by a team of investment professionals who are jointly responsible for the day-to-day management of the Funds. Information about the managers primarily responsible for the Lifecycle Funds is set forth below.

			Total Experience (since dates specified below)

Name & Title	Role	Experience Over Past Five Years	At TIAA	Total Years	On Team

John M. Cunniff, CFA Managing Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present; Morgan Stanley Investment Management – 2001 to 2006	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 1996 to Present	1996	1988	2006

Pablo Mitchell Director	Asset Allocation	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present; Thomson Vestek – 2003 to 2004	2004	2003	2006

          The Lifecycle Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          The Lifecycle Funds entered into a service agreement effective February 1, 2006, with Advisors for the provision of certain administrative services related to the offering of Lifecycle Fund shares on retirement plan platforms (the “Retirement Service Agreement”). The Lifecycle Funds’ compensation to Advisors for these retirement services is reflected as an administrative expense of the Lifecycle Funds and as part of “Other Expenses” in the Fees and Expenses section of this prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Service Agreement.

          TIAA-CREF Institutional Mutual Funds has adopted a Distribution Plan (“Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Retirement Class shares of the Lifecycle Funds. Under the Distribution Plan, TIAA-CREF Institutional Mutual Funds may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  37

distribution of the Retirement Class shares of a Lifecycle Fund, up to an annual rate of 0.05% of the average daily net asset value of such Fund. Fees to be paid with respect to the Retirement Class of the Lifecycle Funds under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to Retirement Class shares of a Lifecycle Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of shares and providing ongoing servicing and maintenance of accounts of Fund shareholders, including salaries and other expenses relating to the account servicing efforts. Because these fees are paid out of a Fund’s Retirement Class assets on an ongoing basis, over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges. TPIS has contractually agreed not to seek any reimbursements under the Distribution Plan through at least April 30, 2008.

CALCULATING SHARE PRICE

          Each Lifecycle Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Lifecycle Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). Each Lifecycle Fund does not price its shares on days that the NYSE is closed. Each Lifecycle Fund computes its NAV by dividing the value of the Fund’s assets, less its liabilities, and computes its NAV per share by dividing its NAV allocable to each share class by the number of outstanding shares of that class. The assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs. Therefore, the price of the Lifecycle Funds is determined based on the NAV per share of the Underlying Funds (and the value of any other assets of the Funds).

          To value securities and other instruments held by the Underlying Funds (other than for the Money Market Fund), the Underlying Funds usually use market quotations or independent pricing services to value securities and other instruments held by the Underlying Funds. If market quotations or independent pricing services are not readily available, the Underlying Funds will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. The Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Lifecycle Funds, the Underlying Funds do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when the Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate an Underlying Fund’s NAV.

38  |   Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, the Underlying Funds may fair value certain foreign securities when it is felt that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Money market instruments (other than those held by the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, its portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Lifecycle Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Lifecycle Fund:

Fund	Dividend Paid

Lifecycle 2010 Fund	Annually
Lifecycle 2015 Fund	Annually
Lifecycle 2020 Fund	Annually
Lifecycle 2025 Fund	Annually
Lifecycle 2030 Fund	Annually
Lifecycle 2035 Fund	Annually
Lifecycle 2040 Fund	Annually

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  39

          We intend to pay any net capital gains from Lifecycle Funds once a year. Dividends and capital gain distributions paid to holders of shares of a Lifecycle Fund will automatically be reinvested in additional shares of the Fund.

TAXES

          Generally, individuals are not subject to federal income tax in connection with shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

          There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          This information is only a brief summary of certain federal income tax information about your investment in a Lifecycle Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Lifecycle Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

HOW TO PURCHASE SHARES

          Eligible Investors

          Shares of the Lifecycle Funds are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Lifecycle Fund shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.

          Starting Out

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of shares of the

40  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          Purchase of Shares

          You may direct the purchase of Lifecycle Fund shares by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular fund or funds (see “Allocating Retirement Contributions to a Lifecycle Fund” below). You may also direct the purchase of shares of the Lifecycle Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          There is currently no minimum investment requirement to purchase the Lifecycle Funds. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Further, we reserve the right to restrict the frequency of investments made in the Lifecycle Funds by participant accounts. We accept purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. We do not accept purchase requests specifying a certain price, date, or number of shares.

          We have the right to reject your custody application and to refuse to sell additional shares of any fund to any investor for any reason. We generally treat orders to purchase Fund shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent). We may suspend or terminate the offering of shares of one or more Lifecycle Funds to your employer’s plan.

          Allocating Retirement Contributions to a Lifecycle Fund

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to shares of the Lifecycle Funds by completing an account application or enrollment form (paper or online) and selecting the funds you wish to invest in and the amounts you wish to contribute to the funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing us at: 800 914-8922; or

•	writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  41

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Lifecycle Fund shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA or Keogh accounts to purchase certain funds.

          Verifying Your Identity

          Federal law requires us to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor to purchase Lifecycle Fund shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact us (if shares are held directly) or their intermediary or plan sponsor.

HOW TO EXCHANGE SHARES

          General Information About Exchanges

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange shares of a Lifecycle Fund for those of another fund available under the plan. Specifically, an “exchange” means:

•

a sale of shares of one Lifecycle Fund held in your participant or IRA account and the use of the proceeds to purchase shares of another Lifecycle Fund or the Retirement Class shares of another Fund of the Institutional Funds for your account;

•

a sale of Retirement Class shares of another Fund of the Institutional Funds or a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of shares of a Lifecycle Fund for your participant, IRA or Annuity account;

42  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

•

a sale of Lifecycle Fund shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, the TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing us at: 800 914-8922; or

•	writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          We may, at our sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

HOW TO REDEEM SHARES

          General Information About Redemptions

          You may redeem (sell) your shares of a Lifecycle Fund at any time, subject to the terms of your employer’s plan. A redemption can be part of an exchange. If it is, follow the procedures in the “How to Exchange Shares” section above. Otherwise, to request a redemption, you can do one of the following:

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax us at: 800 914-8922; or

•	write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

          Pursuant to your instructions, we reinvest redemption proceeds in (1) shares of other Institutional Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected at the price determined at the end of the day that the Funds’ transfer agent (or other authorized agent of the Funds) receive your request in good order (see below), and we credit your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Lifecycle Fund shares by check, we may delay payment of the redemption proceeds until the check clears. This can

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  43

take up to ten days. If you request a distribution of redemption proceeds from your participant account, we will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct us by letter with a medallion signature guarantee.

          The Lifecycle Funds may cease redeeming shares, and may postpone payment of redemption proceeds, during a period when: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

          In-Kind Redemptions of Shares

          Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Lifecycle Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

OTHER INVESTOR INFORMATION

          Good Order. Purchase, redemption and exchange requests from participants and IRA account owners generally are not processed until received in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). Your plan may have its own “good order” requirements. Please contact your plan for its specific “good order” requirements.

          Generally, if your purchase, redemption or exchange order for Lifecycle Fund shares is received in good order by the Funds’ transfer agent (or other authorized Fund agent) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the transaction will be executed using the NAV per share for that day.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Avenue, New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

          TIAA-CREF Web Center and Telephone Transactions. We are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. We also tape record telephone instructions and provide written confirmations of such instructions. We accept all telephone instructions that we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. We may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

44  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

          Electronic Prospectuses. If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA CREF Web Center at www.tiaa-cref.org and we will send one to you.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making exchanges back and forth among the options available under the terms of your plan, in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all shareholders, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Lifecycle Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if a shareholder transfers any monies out of a Lifecycle Fund, the shareholder will not be permitted to exchange back into that Lifecycle Fund for 30 calendar days.

          This restriction will not apply to tuition (529) plans administered by a TIAA-CREF affiliate because the nature of these investors makes it unlikely that they would or could market time or frequently trade Fund shares. Tuition plan investors are subject to plan limits on their ability to change investment options and may be subject to penalties for early or frequent redemptions.

          The Lifecycle Funds’ market timing policies and procedures will also not be applied to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management.

          We also reserve the right to reject any purchase or exchange request, including when we believe a request would be disruptive to the Lifecycle Funds’ efficient portfolio management. We also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including to prevent market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Lifecycle Funds’ and the Underlying Funds’ portfolio securities are fair valued, as necessary (most frequently their international holdings), to assure that

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  45

a portfolio security’s true value is reflected in their NAVs, thereby minimizing any potential stale price arbitrage.

          The Lifecycle Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). We make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. We have the right to modify our market timing policies at any time without advance notice.

          The Lifecycle Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Lifecycle Funds or the Underlying Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Lifecycle Funds through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States; (2) companies having their principal business operations outside of the United States; (3) companies organized outside the United States; and (4) foreign governments and agencies or instrumentalities of foreign governments.

46  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

Investment Glidepath: The gradual movement of the Lifecycle Funds’ target allocations from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement date approaches, as well as after that target retirement date is obtained.

Investment Grade: A fixed-income security is investment grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Lifecycle Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          These financial highlights have been audited by PricewaterhouseCoopers LLP, the Lifecycle Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the funds’ annual report, which is available without charge upon request.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  47

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2010 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.61	$9.92		$10.00

Gain from investment operations:
Net investment income (a)	0.36	0.26		0.26
Net realized and unrealized gain on total investments	0.29	0.70		0.62

Total gain from investment operations	0.65	0.96		0.88

Less distributions from:
Net investment income	(0.25)	(0.27)		(0.27)
Net realized gains	(0.02)	—	(d)	—	(d)

Total distributions	(0.27)	(0.27)		(0.27)

Net asset value, end of period	$10.99	$10.61		$10.61

TOTAL RETURN	6.32%	9.76	%(b)	8.88	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$59,699	$3,770		$3,770
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.69%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.32%	2.57	%(c)	2.53	%(c)
Portfolio turnover rate	13%	11	%(c)	11	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

48  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

continued

	Lifecycle 2015 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.66	$9.90		$10.00

Gain from investment operations:
Net investment income (a)	0.31	0.26		0.26
Net realized and unrealized gain on total investments	0.40	0.79		0.69

Total gain from investment operations	0.71	1.05		0.95

Less distributions from:
Net investment income	(0.26)	(0.29)		(0.29)
Net realized gains	(0.05)	—	(d)	—	(d)

Total distributions	(0.31)	(0.29)		(0.29)

Net asset value, end of period	$11.06	$10.66		$10.66

TOTAL RETURN	6.80%	10.64	%(b)	9.54	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,660	$5,628		$5,628
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.61%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.91%	2.57	%(c)	2.54	%(c)
Portfolio turnover rate	6%	3	%(c)	3	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  49

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2020 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.71	$9.89		$10.00

Gain from investment operations:
Net investment income (a)	0.29	0.21		0.21
Net realized and unrealized gain on total investments	0.48	0.91		0.80

Total gain from investment operations	0.77	1.12		1.01

Less distributions from:
Net investment income	(0.27)	(0.30)		(0.30)
Net realized gains	(0.03)	—	(d)	—	(d)

Total distributions	(0.30)	(0.30)		(0.30)

Net asset value, end of period	$11.18	$10.71		$10.71

TOTAL RETURN	7.30%	11.46	%(b)	10.24	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$45,193	$2,874		$2,874
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.70%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.32%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.66%	2.11	%(c)	2.07	%(c)
Portfolio turnover rate	1%	12	%(c)	12	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

50  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

continued

	Lifecycle 2025 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$9.87		$10.00

Gain from investment operations:
Net investment income (a)	0.25	0.19		0.19
Net realized and unrealized gain on total investments	0.55	1.01		0.88

Total gain from investment operations	0.80	1.20		1.07

Less distributions from:
Net investment income	(0.28)	(0.32)		(0.32)
Net realized gains	(0.03)	—	(d)	—	(d)

Total distributions	(0.31)	(0.32)		(0.32)

Net asset value, end of period	$11.24	$10.75		$10.75

TOTAL RETURN	7.59%	12.24	%(b)	10.78	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$34,164	$4,095		$4,095
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.73%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.25%	1.86	%(c)	1.83	%(c)
Portfolio turnover rate	3%	2	%(c)	2	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  51

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2030 Fund — Retirement Class

	For the Year Ended September 30, 2006		For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.74		$9.85		$10.00

Gain from investment operations:
Net investment income (a)	0.23		0.17		0.17
Net realized and unrealized gain on total investments	0.63		1.05		0.90

Total gain from investment operations	0.86		1.22		1.07

Less distributions from:
Net investment income	(0.27)		(0.33)		(0.33)
Net realized gains	(0.03)		—	(d)	—	(d)

Total distributions	(0.30)		(0.33)		(0.33)

Net asset value, end of period	$11.30		$10.74		$10.74

TOTAL RETURN	8.20%		12.55	%(b)	10.86	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,807		$3,017		$3,017
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.85%		0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%		0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.06%		1.72	%(c)	1.68	%(c)
Portfolio turnover rate	0	%(f)	5	%(c)	5	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

(f)	Percentage is less than 1%.

52  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

continued

	Lifecycle 2035 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.78	$9.83		$10.00

Gain from investment operations:
Net investment income (a)	0.19	0.16		0.16
Net realized and unrealized gain on total investments	0.73	1.14		0.97

Total gain from investment operations	0.92	1.30		1.13

Less distributions from:
Net investment income	(0.28)	(0.35)		(0.35)
Net realized gains	(0.04)	—	(d)	—	(d)

Total distributions	(0.32)	(0.35)		(0.35)

Net asset value, end of period	$11.38	$10.78		$10.78

TOTAL RETURN	8.62%	13.36	%(b)	11.43	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,426	$2,713		$2,713
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	1.03%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	1.76%	1.57	%(c)	1.53	%(c)
Portfolio turnover rate	1%	5	%(c)	5	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Retirement Class  Prospectus  |  53

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class	concluded

	Lifecycle 2040 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.81	$9.82		$10.00

Gain from investment operations:
Net investment income (a)	0.17	0.15		0.15
Net realized and unrealized gain on total investments	0.79	1.21		1.03

Total gain from investment operations	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.27)	(0.37)		(0.37)
Net realized gains	(0.05)	—	(d)	—	(d)

Total distributions	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$11.45	$10.81		$10.81

TOTAL RETURN	9.04%	13.93	%(b)	11.88	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,093	$2,066		$2,066
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	1.19%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	1.50%	1.45	%(c)	1.41	%(c)
Portfolio turnover rate	17%	10	%(c)	10	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

54  |  Prospectus  TIAA-CREF Lifecycle Funds • Retirement Class

For more information about the Lifecycle Funds and
TIAA-CREF Institutional Mutual Funds

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Lifecycle Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The Lifecycle Funds’ annual and semiannual reports will provide additional information about the Funds’ investments. In the Lifecycle Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of the Lifecycle Funds’ prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

811-9301

PROSPECTUS

APRIL 24, 2007

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Institutional Mutual Funds

Institutional Class

▪	Lifecycle 2010 Fund

▪	Lifecycle 2015 Fund

▪	Lifecycle 2020 Fund

▪	Lifecycle 2025 Fund

▪	Lifecycle 2030 Fund

▪	Lifecycle 2035 Fund

▪	Lifecycle 2040 Fund

This prospectus describes the Institutional Class of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), seven investment portfolios or “funds” of the TIAA-CREF Institutional Mutual Funds. Please note that the Lifecycle Funds also offer Retirement Class shares through a prospectus dated April 24, 2007.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds, or the funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE LIFECYCLE FUNDS

          Each of the Lifecycle Funds offering Institutional Class shares through this prospectus is a “fund of funds,” and diversifies its assets by investing in Institutional Class shares of other funds of the TIAA-CREF Institutional Mutual Funds (the “Underlying Funds”). Each Lifecycle Fund is managed with a specific target retirement date in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement date approaches. Generally, this means that each Lifecycle Fund’s investments will gradually be reallocated from Underlying Funds investing primarily in equity securities (stocks) to Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments. Please see the Glossary towards the end of the Prospectus for certain defined terms used in the Prospectus.

          The Lifecycle Funds, each named for its target retirement date, are as follows:

•	Lifecycle 2010 Fund

•	Lifecycle 2015 Fund

•	Lifecycle 2020 Fund

•	Lifecycle 2025 Fund

•	Lifecycle 2030 Fund

•	Lifecycle 2035 Fund

•	Lifecycle 2040 Fund

          General Risks of Investing in the Lifecycle Funds

          Because the assets of each Lifecycle Fund are normally allocated among Underlying Funds investing in equity securities and fixed-income securities, each Fund will be subject to, in varying degrees, to the risks of each type of security. The Lifecycle Funds are also subject to asset allocation risk. Asset allocation risk is the possibility that the selection of Underlying Funds and the allocations among them will result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money and that the Lifecycle Funds may not be able to invest according to their target allocations.

          In general, the risks of investing in specific types of securities or Underlying Funds include:

•	Market Risk—The risk that the price of securities may decline in response to general market and economic conditions or events.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

•

Foreign Investment Risk—The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including volatile market conditions, economic and political instability, and fluctuations in currency exchange rates.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  3

•

Style Risk—The risk that an Underlying Fund that uses either a growth investing or value investing style may be invested in equity securities representing a style that may be out of favor in the marketplace for various periods of time. When this occurs, the Underlying Fund could experience a decline in value of these disfavored securities.

•

Growth Investing Risk—The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Additionally, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired.

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that bond or stock prices overall may decline when interest rates rise.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—A decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities.

•	Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity, possibly reducing a fund’s potential return.

•

Prepayment and Extension Risk—The risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension of the security, possibly reducing a fund’s potential return.

•

Special Risks for Inflation-Indexed Bonds—Market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return over and above the inflation rate).

          For more detailed information about these risks and other risks, see the section entitled “Principal Risks of the Lifecycle Funds and Underlying Funds” below.

4  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

          There can be no guarantee that a Lifecycle Fund or an Underlying Fund will achieve its investment objective. As with all mutual funds, there is a risk that an investor could lose money by investing in a Lifecycle Fund.

         Lifecycle 2010 Fund

          Investment Objective. The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. Currently, the Fund expects to allocate approximately 54.8% of its assets to equity Underlying Funds and 45.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	41.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	13.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	39.4%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	5.8%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  5

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2020. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the TIAA-CREF Institutional Money Market Fund (the “Money Market Fund”) or shares of other investment companies, including exchange-traded funds (“ETFs”). In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2010 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as

6  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

         Lifecycle 2015 Fund

          Investment Objective. The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. Currently, the Fund expects to allocate approximately 62.8% of its assets to equity Underlying Funds and 37.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	47.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	15.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	34.1%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	3.1%	•	Short-Term Bond Fund II
		•	Money Market Fund

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  7

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2025. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

8  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

          Principal Risks. Because the assets of the Lifecycle 2015 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2020 Fund

          Investment Objective. The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. Currently, the Fund expects to allocate approximately 70.8% of its assets to equity Underlying Funds and 29.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	53.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	17.7%	•	International Equity Fund

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  9

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	28.4%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.8%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new glidepath and target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to these new target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2030. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

10  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2020 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2025 Fund

          Investment Objective. The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. Currently, the Fund expects to allocate approximately 78.8% of its assets to equity Underlying Funds and 21.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  11

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	59.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	19.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	21.2%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2035. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The

12  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2025 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2030 Fund

          Investment Objective. The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. Currently, the Fund expects to allocate approximately 86.8% of its assets to equity Underlying Funds and 13.2% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  13

particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	65.1%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	21.7%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	13.2%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2040. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better

14  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds that is suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2030 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

          Lifecycle 2035 Fund

          Investment Objective. The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  15

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. Currently, the Fund expects to allocate approximately 90.0% of its assets to equity Underlying Funds and 10.0% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. As of the date of this prospectus, the Fund’s market sector allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	67.5%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	22.5%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	10.0%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2045. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at

16  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2035 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  17

         Lifecycle 2040 Fund

          Investment Objective. The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. Currently, the Fund expects to allocate approximately 90% of its assets to equity Underlying Funds and 10% of its assets to fixed-income Underlying Funds. These allocations may vary up to 5%. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors represented by various Underlying Funds, such as domestic and international within the equity asset class and long-term and short-term maturities within the fixed-income asset class. These market sector allocations may vary up to 3%. The Fund’s market sector target allocations and corresponding Underlying Funds are approximately as follows:

Equity Asset Class

Market Sector	Target Allocation	Underlying Funds

Domestic Equity	67.5%	•	Growth Equity Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Small-Cap Equity Fund

International Equity	22.5%	•	International Equity Fund

Fixed-Income Asset Class

Market Sector	Target Allocation	Underlying Funds

Long-Term Maturity	10.0%	•	Bond Fund
		•	Bond Plus Fund II
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund II

Short-Term Maturity	0.0%	•	Short-Term Bond Fund II
		•	Money Market Fund

          The Fund’s investment glidepath (i.e., the gradual movement of the Fund’s target allocations from equity Underlying Funds to fixed-income Underlying Funds as its target retirement date approaches) and target allocations were recently revised. The percentages above reflect the Fund’s new target allocations effective April 24, 2007. To minimize disruption to the Fund’s portfolio, the Fund will move to the new glidepath and target allocations gradually.

          We may change the relative allocations among Underlying Funds within a market sector at any time without notice to shareholders.

          Over time, the Fund’s investment glidepath will gradually become more conservative, moving to approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final allocation of approximately 40% equity/60% fixed-income in 2050. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

18  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

          We may include additional or replacement affiliated Underlying Funds for each market sector, as well as additional or replacement market sectors when making future allocations if we believe that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if we expect to invest 5% or more of the Fund’s assets in any Underlying Fund or market sector not listed above, we will provide shareholders with prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the original Underlying Fund. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund seek its objective.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also consist of holdings of foreign issuers and smaller holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. government and corporate bonds, as well as mortgage-backed securities, high-yield bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of the various benchmark indices of the Underlying Funds. The composite index is created by applying the results of each of the Underlying Fund’s benchmarks in proportion to the Fund’s allocations to each of the Underlying Funds.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately ten years after the Fund attains its target retirement date, shareholders may be asked to approve the merger of the Fund into a “retirement income” fund that will be designed to maintain a stable conservative allocation among the Underlying Funds suitable for shareholders already in retirement.

          Principal Risks. Because the assets of the Lifecycle 2040 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk and mid/small-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, prepayment and extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the fund’s overall level of risk should be higher than that of a fund investing primarily in fixed-income securities, but lower than that of a fund investing primarily in equity securities. Because the Fund’s glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  19

Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of the Lifecycle Funds and Underlying Funds” below for more information.

PAST PERFORMANCE

          Because the Lifecycle Funds only recently began offering Institutional Class shares, the performance information for the Lifecycle Funds’ Retirement Class shares, which have been offered for more than one calendar year, is presented below. The bar charts and performance tables help illustrate some of the risks of investing in the Lifecycle Funds, and how investment performance varies. The bar charts show the performance (i.e., the annual total returns) of each Lifecycle Fund, before taxes, in 2005 and 2006, the first two calendar years since inception of the Retirement Class of the Lifecycle Funds. Below each chart we note the best and worst returns for a calendar quarter during the periods shown of the particular Lifecycle Fund.

          The performance table following the charts shows the average annual total returns of the Retirement Class of each Lifecycle Fund over the 2006 calendar year and since inception and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations. The performance in the bar charts and table have not been restated to reflect any difference in expenses between Retirement and Institutional Class shares of the Lifecycle Funds. The performance of the Lifecycle Funds’ Retirement and Institutional Classes should be substantially similar going forward because they are invested in the same portfolio. However, performance data for these classes will vary based on differences in their fee and expense structure.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by the Lifecycle Funds’ and the Underlying Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), to reimburse some of the Funds for certain “other expenses” that exceed a certain percentage. Without these reimbursements, the returns on certain Lifecycle Funds would have been lower. How the Lifecycle Funds have performed in the past is not necessarily an indication of how they will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The Underlying Funds’ benchmarks are used to formulate a composite benchmark for each Lifecycle Fund, based on the Lifecycle Funds’ target allocations among the Underlying Funds. The use of a particular benchmark by an Underlying Fund or a composite index by a Lifecycle Fund are not fundamental policies and can be changed without shareholder approval. We will notify you before we make such a change.

20  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

Average Annual Total Returns—Retirement Class Shares

LIFECYCLE 2010 FUND

Calendar year-to-date return as of March 31, 2007: 2.80%.

Best quarter: 3.78%, for the quarter ended September 30, 2006. Worst quarter: –1.94%, for the quarter ended March 31, 2005.

LIFECYCLE 2015 FUND

Calendar year-to-date return as of March 31, 2007: 2.85%.

Best quarter: 4.06%, for the quarter ended December 31, 2006. Worst quarter: –2.12%, for the quarter ended March 31, 2005.

LIFECYCLE 2020 FUND

Calendar year-to-date return as of March 31, 2007: 2.80%.

Best quarter: 4.44%, for the quarter ended December 31, 2006. Worst quarter: –2.02%, for the quarter ended March 31, 2005.

LIFECYCLE 2025 FUND

Calendar year-to-date return as of March 31, 2007: 3.05%.

Best quarter: 4.87%, for the quarter ended December 31, 2006. Worst quarter: –2.11%, for the quarter ended March 31, 2005.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  21

Average Annual Total Returns—Retirement Class Shares (concluded)

LIFECYCLE 2030 FUND

Calendar year-to-date return as of March 31, 2007: 3.01%.

Best quarter: 5.29%, for the quarter ended December 31, 2006. Worst quarter: –2.68%, for the quarter ended March 31, 2005.

LIFECYCLE 2035 FUND

Calendar year-to-date return as of March 31, 2007: 3.24%.

Best quarter: 5.65%, for the quarter ended December 31, 2006. Worst quarter: –2.49%, for the quarter ended March 31, 2005.

LIFECYCLE 2040 FUND

Calendar year-to-date return as of March 31, 2007: 3.47%.

Best quarter: 6.01%, for the quarter ended December 31, 2006. Worst quarter: –2.86%, for the quarter ended March 31, 2005.

22  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS OF THE LIFECYCLE FUNDS
(Before and After Taxes)

	January 1, 2006 to December 31, 2006	Since Inception (October 15, 2004 to December 31, 2006)

LIFECYCLE 2010 FUND
Returns Before Taxes	8.39%	8.83%
Returns After Taxes on Distributions	7.64%	7.71%
Returns After Taxes on Distributions and Sale of Fund Shares	5.60%	6.96%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
S&P 500® Index[1]	15.79%	14.12%
Lifecycle 2010 Fund Composite Index[2]	9.55%	9.56%

LIFECYCLE 2015 FUND
Returns Before Taxes	9.40%	9.79%
Returns After Taxes on Distributions	8.63%	8.62%
Returns After Taxes on Distributions and Sale of Fund Shares	6.27%	7.78%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2015 Fund Composite Index[2]	10.86%	10.57%

LIFECYCLE 2020 FUND
Returns Before Taxes	10.26%	10.57%
Returns After Taxes on Distributions	9.53%	9.41%
Returns After Taxes on Distributions and Sale of Fund Shares	6.82%	8.45%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2020 Fund Composite Index[2]	11.66%	11.30%

LIFECYCLE 2025 FUND
Returns Before Taxes	10.78%	11.26%
Returns After Taxes on Distributions	9.99%	10.04%
Returns After Taxes on Distributions and Sale of Fund Shares	7.19%	9.02%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2025 Fund Composite Index[2]	12.47%	12.03%

Current performance of the Lifecycle Funds’ Retirement Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class or the Institutional Class (once available), including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  23

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS OF THE LIFECYCLE FUNDS (concluded)
(Before and After Taxes)

	January 1, 2006 to December 31, 2006	Since Inception (October 15, 2004 to December 31, 2006)

LIFECYCLE 2030 FUND
Returns Before Taxes	11.72%	11.88%
Returns After Taxes on Distributions	10.98%	10.69%
Returns After Taxes on Distributions and Sale of Fund Shares	7.79%	9.58%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2030 Fund Composite Index[2]	13.28%	12.76%

LIFECYCLE 2035 FUND
Returns Before Taxes	12.47%	12.62%
Returns After Taxes on Distributions	11.71%	11.39%
Returns After Taxes on Distributions and Sale of Fund Shares	8.30%	10.20%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2035 Fund Composite Index[2]	14.09%	13.50%

LIFECYCLE 2040 FUND
Returns Before Taxes	13.12%	13.24%
Returns After Taxes on Distributions	12.35%	12.00%
Returns After Taxes on Distributions and Sale of Fund Shares	8.76%	10.75%
S&P 500® Index[1]	15.79%	14.12%
Lehman Brothers U.S. Aggregate Index	4.33%	3.17%
Lifecycle 2040 Fund Composite Index[2]	14.91%	14.23%

Current performance of the Lifecycle Funds’ Retirement Class or Institutional Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class or the Institutional Class (once available), including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[2]

Each Lifecycle Fund’s composite index performance is a weighted average of the performance of the benchmark indices for the Underlying Funds in which the Lifecycle Fund is invested, weighted according to the Lifecycle Fund’s target asset allocation among the various Underlying Funds during that period.

The following is the benchmark index of each Underlying Fund, grouped by market sector: Domestic Equity—Russell 1000 Growth Index (Growth Equity and Large-Cap Growth Funds), Russell 1000 Value Index (Large-Cap Value Fund), and Russell 2000 Index (Small-Cap Equity Fund); International Equity—MSCI EAFE Index (International Equity Fund); Long-Term Maturity—Lehman Brothers U.S. Aggregate Index (Bond and Bond Plus Funds), Lehman Brothers U.S.Treasury Inflation-Protected Securities Index (Inflation-Linked Bond Fund), Merrill Lynch BB/B Cash Pay Issuer Constrained Index (High-Yield Fund II); Short-Term Maturity—Lehman Brothers U.S. Government/Credit (1-5 year) Index (Short-Term Bond Fund II) and iMoneyNet Money Fund Report Average—All Taxable (Money Market Fund).

24  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

         As previously noted, the revised target allocations for the Lifecycle Funds are as follows:

	Domestic Equity	International Equity	Long-Term Maturity	Short-Term Maturity

2010 Fund	41.1%	13.7%	39.4%	5.8%
2015 Fund	47.1%	15.7%	34.1%	3.1%
2020 Fund	53.1%	17.7%	28.4%	0.8%
2025 Fund	59.1%	19.7%	21.2%	0.0%
2030 Fund	65.1%	21.7%	13.2%	0.0%
2035 Fund	67.5%	22.5%	10.0%	0.0%
2040 Fund	67.5%	22.5%	10.0%	0.0%

          The Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) represents the U.S. investment-grade fixed-rate bond market, including government and corporate bonds, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-capitalization weighted index of the 500 leading companies in leading industries of the U.S. economy.

          See “Summary Information About the Underlying Funds” below for a description of each of the indices that comprises the Funds’ composite indices. Since none of the Lifecycle Funds currently allocates any assets to the Real Estate Securities Fund, its benchmark, the Dow Jones Wilshire Real Estate Securities Index, is no longer part of any Lifecycle Fund’s composite index (but see below for its average annual total returns during prior periods).

          The Lifecycle Funds have added the returns of the Lehman Aggregate Index and the S&P 500 Index to the returns table above so that investors can compare the Funds’ returns to the returns of the broader U.S. investment-grade fixed-income or domestic equity markets, respectively. In prior periods, the Funds presented the specific returns of each index that comprised the Funds’ composite indices. However, to simplify the returns table, the Funds have discontinued this practice and, instead, are providing the table below showing the average annual total returns. The first number in each entry is for the calendar year ended December 31, 2006, and the second is from the Fund’s inception to December 31, 2006.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  25

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund	Lifecycle 2035 Fund	Lifecycle 2040 Fund

Russell 1000®	9.07%	9.07%	9.07%	9.07%	9.07%	9.07%	9.07%
Growth Index[1]	11.45%	11.45%	11.45%	11.45%	11.45%	11.45%	11.45%

Russell 1000®	22.25%	22.25%	22.25%	22.25%	22.25%	22.25%	22.25%
Value Index[1]	18.32%	18.32%	18.32%	18.32%	18.32%	18.32%	18.32%

Russell 2000®	18.37%	18.37%	18.37%	18.37%	18.37%	18.37%	18.37%
Index[1]	17.59%	17.59%	17.59%	17.59%	17.59%	17.59%	17.59%

MSCI EAFE®	26.34%	26.34%	26.34%	26.34%	26.34%	26.34%	26.34%
Index[2]	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%	25.00%

Dow Jones Wilshire Real Estate Securities	35.88%	35.88%	35.88%	35.88%	35.88%	35.88%	35.88%
Index	28.72%	28.72%	28.72%	28.72%	28.72%	28.72%	28.72%

Lehman Brothers US	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
TIPS Index	2.34%	2.34%	2.34%	2.34%	2.34%	2.34%	2.34%

[1]	Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors in Institutional Class shares who hold their shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

26  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

FEES AND EXPENSES

          The tables on this page describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of a Lifecycle Fund. Institutional Class shares of each Lifecycle Fund indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Lifecycle Fund invests, which are also disclosed below.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES

Fund	Management Fees	Other Expenses[1]	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Waivers and Expense Reimburse- ments[3]	Net Annual Fund Operating Expenses

Lifecycle 2010 Fund	0.10%	0.28%	0.32%	0.70%	0.38%	0.32%
Lifecycle 2015 Fund	0.10%	0.31%	0.32%	0.73%	0.41%	0.32%
Lifecycle 2020 Fund	0.10%	0.37%	0.33%	0.80%	0.47%	0.33%
Lifecycle 2025 Fund	0.10%	0.49%	0.32%	0.91%	0.59%	0.32%
Lifecycle 2030 Fund	0.10%	0.55%	0.33%	0.98%	0.65%	0.33%
Lifecycle 2035 Fund	0.10%	0.82%	0.33%	1.25%	0.92%	0.33%
Lifecycle 2040 Fund	0.10%	0.71%	0.33%	1.14%	0.81%	0.33%

[1]	The figures shown for Other Expenses (which do not include Management Fees) are based on estimates for the current fiscal year.

[2]	Since the Lifecycle Funds are implementing new target allocations, the Acquired Fund Fees and Expenses are based on estimates using the expenses of the Underlying Funds in the new allocations.

[3]

Advisors has contractually agreed to waive its 0.10% management fee on each Lifecycle Fund through at least April 30, 2008. In addition, Advisors has contracted to reimburse the Funds for all of the “Other Expenses” of the Institutional Class through April 30, 2008.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  27

Example

          The following example is intended to help you compare the cost of investing in the Institutional Class of the Lifecycle Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of that period. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds. The table assumes that that there are no waivers or reimbursements in place on the Lifecycle Funds or the Underlying Funds after April 30, 2008. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Lifecycle 2010 Fund	$ 33	$ 190	$ 361	$ 857
Lifecycle 2015 Fund	$ 33	$ 197	$ 375	$ 890
Lifecycle 2020 Fund	$ 34	$ 211	$ 402	$ 957
Lifecycle 2025 Fund	$ 33	$ 233	$ 451	$ 1,076
Lifecycle 2030 Fund	$ 34	$ 249	$ 483	$ 1,153
Lifecycle 2035 Fund	$ 34	$ 308	$ 602	$ 1,441
Lifecycle 2040 Fund	$ 34	$ 286	$ 558	$ 1,335

ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE LIFECYCLE FUNDS’ STRATEGY

         General Information About the Lifecycle Funds

          This Prospectus describes the Institutional Class shares of the Lifecycle Funds, seven of the thirty-six Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. The investment objective of each Lifecycle Fund, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Lifecycle Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

28  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

         Investment Glidepath and Target Allocations*

          The investment glidepath for each Lifecycle Fund will gradually become more conservative (i.e., move from investment in Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities) over time as the target retirement date of the Lifecycle Fund approaches and is passed. The following chart shows how we expect the glidepath for each Lifecycle Fund to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The actual asset allocations of any particular Lifecycle Fund may differ from this chart.

TIAA-CREF LIFECYCLE FUNDS GLIDEPATH

*	The Fund’s investment glidepath was recently revised. The chart above reflects the Fund’s new glidepath effective April 24, 2007. The Fund will adjust to this new glidepath gradually.

         Future Potential Investments

          We may invest a portion of each Lifecyle Fund in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

         Rebalancing

          In order to maintain its target allocations, each of the Lifecycle Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Lifecycle Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on the portfolio management team’s assessment of, among other things, fund flows and market conditions.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  29

SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a summary of the objectives and principal investment strategies of the Underlying Funds in which the Lifecycle Funds will invest, along with a description of their benchmark indices, which make up the Lifecycle Funds’ composite indices. For a discussion of the risks associated with these investments, see the “Principal Risks” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds, see the prospectus for the Institutional Class of the TIAA-CREF Institutional Mutual Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities by investing at least 80% of its assets in equity securities that the portfolio managers believe present the opportunity for growth. The Fund’s benchmark is the Russell 1000® Growth Index, a subset of the Russell 1000® Index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000 Growth Index represents securities within the Russell 1000 Index that have higher relative forecasted growth rates and price/book ratios.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities by investing at least 80% of its assets in large-cap equity securities that the portfolio managers believe present the opportunity for growth. The Fund’s benchmark is the Russell 1000® Growth Index (see description above).

Large Cap-Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies by investing at least 80% of its assets in equity securities of large domestic companies that appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark is the Russell 1000® Value Index, a subset of the - Russell 1000® Index (see description above). The Russell 1000® Value Index contains higher weightings of roughly one-third of the securities in the Russell 1000® Index with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies in the Russell 1000® Index.

Small-Cap Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation and current income, primarily from equity securities of small, domestic companies by investing at least 80% of its assets in equity securities of smaller, domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant longterm capital appreciation. The Fund’s benchmark is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

30  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

Fund	Investment Objective and Strategies/Benchmark

International Equity Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of foreign issuers by investing at least 80% of its assets in equity securities of foreign issuers located in at least 3 countries other than the U.S. The Fund’s benchmark is the MSCI EAFE Index, which tracks the performance of the leading stocks in 21 developed countries outside of North America.

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade securities by investing at least 80% of its assets in investment-grade bonds and other fixed-income securities. The Fund’s benchmark is the Lehman Brothers U.S. Aggregate Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund II

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital by tracking the duration of its benchmark, the Lehman Brothers U.S. Aggregate Index (see description above). At least 75% of the Fund’s assets are primarily invested in a broad range of the debt securities found in the Lehman Index. The Fund also invests in securities with special features, like illiquid securities or non-investment-grade securities.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through inflation-indexed bonds by investing at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. The Fund’s benchmark is the Lehman Brothers US TIPS Index, which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

High-Yield Fund II

Seeks high current income and, when consistent with its primary objective, capital appreciation by investing at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. The Fund’s benchmark is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Short-Term Bond Fund II

Seeks high current income consistent with preservation of capital by investing at least 80% of its assets in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark is the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index, which tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  31

Fund	Investment Objective and Strategies/Benchmark

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital by investing primarily in high-quality, short-term money market instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share, although it is still possible to lose money by investing in the fund. The Fund’s benchmark is the iMoneyNet Money Fund Report Average™—All Taxable.

PRINCIPAL RISKS OF THE LIFECYCLE FUNDS AND UNDERLYING FUNDS

         Equity Securities

          Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the funds may increase or decrease as a result of their interest in equity securities.

          More specifically, an investment in equity securities is subject to the following investment risks, among others:

          Market Risk. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore trends often vary from country to country and region to region.

          Company Risk (often called Financial Risk). This is the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

          Style Risk. Some of the Underlying Funds in which the Lifecycle Funds invest use either a growth or value investing style. Investing pursuant to a particular style carries the risk that either style may be out of favor in the marketplace for various periods of time, leading to significant declines in an Underlying Fund’s portfolio value. More specifically, Underlying Funds with a growth investing style, like the Growth Equity Fund or the Large-Cap Growth Fund, may be invested in growth stocks with higher valuations that make them more volatile. For example, a growth stock’s value may experience a larger decline on a lower earnings forecast or a negative event or market development. Also, a growth stock’s expected higher earnings growth may not occur or be able to be sustained. Underlying Funds with a value investing style, like the Large-Cap Value Fund, may be invested in securities believed to be undervalued, which may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) the issuer’s value when acquired was appropriately priced when acquired.

32  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

         Securities of Smaller Companies

          Each of the Lifecycle Funds includes an allocation to the Small-Cap Equity Fund, an Underlying Fund investing primarily in the equity securities of smaller companies. In addition, other Underlying Funds may invest in small or medium-sized company securities to some degree. Smaller company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, small or medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of smaller companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities.

         Foreign Investments

          Each of the Lifecycle Funds includes an allocation to the International Equity Fund, an Underlying Fund investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in foreign securities. Investing in foreign investments entails risks beyond those of domestic investing. The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency, include (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.

          Fixed-Income Securities

          A portion of the assets of each of the funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities is subject to the following risks, among others:

          Income Volatility. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline in certain interest rate environments.

          Credit Risk (a type of Company Risk). This is the risk that a decline in a company’s financial position may prevent it from making principal and interest

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  33

payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security.

          The High-Yield Fund II invests primarily in higher-yielding fixed-income securities that are rated below investment-grade by rating agencies. Credit risk is heightened in the case of these “high-yield” instruments because their issuers are typically weak in financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult for the High-Yield Fund II to purchase or sell.

          Call Risk. This is the risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

          Interest Rate Risk (a type of Market Risk). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

          Prepayment Risk and Extension Risk. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the fund.

          Risks Relating to Inflation-Indexed Bonds. Market values of inflation-indexed bonds can be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return over and above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true

34  |  Prospectus   TIAA-CREF Lifecycle Funds • Institutional Class

rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected.

NON-PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

         Equity Funds

          The Underlying Funds that invest primarily in equity securities (the Growth Equity Fund, the Large-Cap Growth Fund, the International Equity Fund, the Large-Cap Value Fund, and the Small-Cap Equity Fund, and, collectively, the “Equity Funds”) may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Equity Funds may also use ETFs for purposes other than cash management, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. The Lifecycle Funds may also invest in ETFs for cash management purposes or as a short-term defensive technique. When the Equity Funds or the Lifecycle Funds invest in ETFs or other investment companies, the Funds bear a proportionate share of expenses charged by the investment company in which they invest.

          The Equity Funds can also invest in derivatives and other newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the fund’s investment objective and restrictions and current regulations.

          The Fixed-Income Funds

          The Underlying Funds that invest primarily in fixed-income securities (the Bond Fund, the Bond Plus Fund II, the Short-Term Bond Fund II, the High-Yield Fund II and the Inflation-Linked Bond Fund, and, collectively, the “Fixed-Income

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  35

Funds”) may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions and current regulations.

         Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO TURNOVER

          While each Lifecycle Fund will normally seek to invest in its Underlying Funds for the long term, it may frequently rebalance those holdings to assure that it stays close to its projected target allocation. Therefore, each Lifecycle Fund may sell shares of its Underlying Funds regardless of how long they have been held. The Lifecycle Funds are generally managed without regard to tax ramifications.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by shareholders. None of the Underlying Funds are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          The Lifecycle Funds offer two share classes: Retirement Class and Institutional Class. Each Lifecycle Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is purchased.

•

Retirement Class shares are offered through accounts established by employers, in most cases, through TIAA or its affiliated companies, in connection with certain employee benefit plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares may also be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class

36  |  Prospectus   TIAA-CREF Lifecycle Funds • Institutional Class

shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses associated with offering this class on retirement platforms.

•

Institutional Class shares are available for purchase only by (1) direct investors who meet certain eligibility requirements; (2) certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”); (3) other persons, such as tuition savings or prepaid plans or insurance company separate accounts, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares; or (4) other affiliates of TIAA-CREF that the Lifecycle Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connections with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b), and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

INVESTMENT ADVISER

          Advisors manages the assets of the Lifecycle Funds, under the supervision of the Board of Trustees of the TIAA-CREF Institutional Mutual Funds. Advisors is an indirect wholly owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds and the other series of the TIAA-CREF Institutional Mutual Funds, including the Underlying Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2006, Advisors and Investment Management together had approximately $215 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include developing and administering the asset allocation program for each Lifecycle Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Lifecycle Funds and the Underlying Funds, such as the custodian and transfer agent.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  37

          Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund. Advisors has contractually agreed to waive this management fee on each Lifecycle Fund through at least April 30, 2008.

          A discussion regarding the basis for the most recent Board of Trustees’ approval of the Lifecycle Funds’ investment management agreement is available in the Funds’ annual report for the fiscal year ended September 30, 2006.

          The Lifecycle Funds are managed by a team of investment professionals who are jointly responsible for the day-to-day management of the Funds. Information about the managers primarily responsible for the Lifecycle Funds is set forth below.

			Total Experience (since dates specified below)

Name & Title	Role	Experience Over Past Five Years	At TIAA	Total Years	On Team

John M. Cunniff, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA	2006	1992	2006
Managing Director		and its affiliates – 2006 to
		Present; Morgan Stanley
		Investment Management –
		2001 to 2006

Hans L. Erickson, CFA	Asset Allocation	Teachers Advisors, Inc., TIAA	1996	1988	2006
Managing Director		and its affiliates – 1996 to
		Present

Pablo Mitchell	Asset Allocation	Teachers Advisors, Inc., TIAA	2004	2003	2006
Director		and its affiliates – 2004 to
		Present; Thomson Vestek –
		2003 to 2004

          The Lifecycle Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

CALCULATING SHARE PRICE

          Each Lifecycle Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Lifecycle Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). Each Lifecycle Fund does not price its shares on days that the NYSE is closed. Each Lifecycle Fund computes its NAV by dividing the value of the Fund’s assets, less its liabilities, and computes its NAV per share by dividing its NAV allocable to each share class by the number of outstanding shares of that class. The assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs.

38  |  Prospectus   TIAA-CREF Lifecycle Funds • Institutional Class

Therefore, the price of the Lifecycle Funds is determined based on the NAV per share of the Underlying Funds (and the value of any other assets of the Funds).

          To value securities and other instruments held by the Underlying Funds (other than for the Money Market Fund), the Underlying Funds usually use market quotations or independent pricing services to value securities and other instruments held by the Underlying Funds. If market quotations or independent pricing services are not readily available, the Underlying Funds will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. The Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Lifecycle Funds, the Underlying Funds do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when the Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate an Underlying Fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, the Underlying Funds may fair value certain foreign securities when it is felt that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Money market instruments (other than those held by the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, its portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  39

fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Lifecycle Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Lifecycle Fund:

Fund	Dividend Paid

Lifecycle 2010 Fund	Annually
Lifecycle 2015 Fund	Annually
Lifecycle 2020 Fund	Annually
Lifecycle 2025 Fund	Annually
Lifecycle 2030 Fund	Annually
Lifecycle 2035 Fund	Annually
Lifecycle 2040 Fund	Annually

          We intend to pay any net capital gains from Lifecycle Funds once a year.

          Dividends and capital gain distributions paid to holders of shares of a Lifecycle Fund will automatically be reinvested in additional shares of the Fund.

TAXES

          As with any investment, you should consider how your investment in any Lifecycle Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Lifecycle Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 5% to individual investors who are in the 10% or 15% tax bracket).

40  |  Prospectus   TIAA-CREF Lifecycle Funds • Institutional Class

          A portion of ordinary income dividends paid by a Lifecycle Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Lifecycle Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Lifecycle Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account during 2006. We are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a Lifecycle Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Lifecycle Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Lifecycle Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  41

a Lifecycle Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Institutional Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax adviser.

          This information is only a brief summary of certain federal income tax information about your investment in a Lifecycle Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING OR
EXCHANGING SHARES

HOW TO PURCHASE SHARES

          Eligible Investors

          Institutional Class shares of the Lifecycle Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF or other persons, such as state-sponsored tuition savings plans or insurance company separate accounts, or employer-sponsored employee benefit plans, that have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Lifecycle Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans. Additionally, investors who meet the investment minimums specified below may invest in the Institutional Class of the Lifecycle Funds directly. Collectively eligible investors for the Institutional Class of the Lifecycle Funds are referred to as “Eligible Investors” in the rest of this Prospectus.

42  |  Prospectus   TIAA-CREF Lifecycle Funds • Institutional Class

          Purchases by Eligible Investors

          Only Eligible Investors may invest in the Institutional Class of the Lifecycle Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars. There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

          Institutional Class investors are subject to a $2.5 million minimum initial investment and a $1,000 minimum subsequent investment. Generally these minimum investments will not apply to transactions made through or by tuition plans, insurance separate accounts, retirement or employee benefit plans and other types of investors or investments as we may determine from time to time. These minimums will also not apply to any purchases by automatic investment plans. We reserve the right, without prior notice, to increase or decrease minimums required to open, maintain or add to an account. Investors may be subject to specific requirements and limitations imposed by the intermediaries and plans through which they purchase Institutional Class shares, including different minimums and fees. Please contact your intermediary or plan sponsor for more information.

          We consider all purchase requests to be received by us when they are received in “good order”(see below).

          To purchase shares, an Eligible Investor should instruct its bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6.

Specify on the wire:

(1)	TIAA-CREF Lifecycle;

(2)	account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

(3)	whether the investment is for a new or existing account (provide Fund account number if existing); and

(4)	the Fund or Funds in which you want to invest, and amount to be invested in each Fund.

          Points to Remember for All Purchases

•

Each investment by an Eligible Investor in Institutional Class shares of the Lifecycle Funds must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investment amounts.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus   |  43

•

If you invest in the Institutional Class of the Lifecycle Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

•

If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Lifecycle Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor to purchase Lifecycle Fund shares with investment securities (instead of cash), if (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact us (if shares are held directly) or their intermediary or plan sponsor.

HOW TO REDEEM SHARES

         Redemptions by Eligible Investors

          Eligible Investors can redeem (sell) their Institutional Class shares of the Lifecycle Funds at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned. We accept redemption orders through a telephone

44  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

request made by calling 800 897-9069. Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see below). If a redemption is requested shortly after a recent purchase by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

          We can postpone payment if (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors. We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a medallion signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Lifecycle Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

HOW TO EXCHANGE SHARES

         Exchanges by Eligible Investors

          Eligible Investors can exchange Institutional Class shares in a Lifecycle Fund for Institutional Class shares of any other series of the TIAA-CREF Institutional Mutual Funds at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event. We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity. Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

OTHER INVESTOR INFORMATION

          Good Order. Requests for transactions by Eligible Investors generally will not be processed until they are received in good order by the Lifecycle Funds’ transfer agent (or

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  45

other authorized Fund agent). “Good order” means that an Eligible Investor’s transaction request includes its Lifecycle Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required. Intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives an Eligible Investor’s request to purchase or redeem shares in good order anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day’s NAV per share as the transaction price.

          Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Medallion Signature Guarantee. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a medallion signature guarantee. This requirement is designed to protect you and the Lifecycle Funds from fraud, and to comply with rules on stock transfers.

          Transferring Shares. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Institutional Mutual Funds, 730 Third Avenue, New York, NY 10017-3206, attention: Director, Mutual Fund Distribution Services.

          TIAA-CREF Web Center and Telephone Transactions. We are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. We also tape record telephone instructions and provide written confirmations of such instructions. We accept all telephone instructions that we reasonably believe are genuine and accurate. However, you should verify the accuracy of your

46  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

confirmation statements immediately after you receive them. We may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

          Electronic Prospectuses. If you received this prospectus electronically and would like a paper copy, please contact us using the TIAA CREF Web Center at www.tiaa-cref.org and we will send one to you.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making exchanges back and forth among the options available under the terms of your plan, in an effort to “time” the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all shareholders, including long-term investors who do not generate the costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Lifecycle Funds are not appropriate for such “market timing” and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if a shareholder transfers any monies out of a Lifecycle Fund, the shareholder will not be permitted to exchange back into that Lifecycle Fund for 30 calendar days.

          This restriction will not apply to tuition (529) plans administered by a TIAA-CREF affiliate because the nature of these investors makes it unlikely that they would or could market time or frequently trade Fund shares. Tuition plan investors are subject to plan limits on their ability to change investment options and may be subject to penalties for early or frequent redemptions.

          The Lifecycle Funds’ market timing policies and procedures will also not be applied to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain wrap programs, asset allocation programs and other similair programs that are approved by the Funds’ management.

          We also reserve the right to reject any purchase or exchange request, including when we believe a request would be disruptive to the Lifecycle Funds’ efficient portfolio management. We also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including to prevent market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  47

          The Lifecycle Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). We make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. We have the right to modify our market timing policies at any time without advance notice.

          The Lifecycle Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          The Lifecycle Funds’ and the Underlying Funds’ portfolio securities are fair valued, as necessary (most frequently their international holdings), to assure that a portfolio security’s true value is reflected in their NAVs, thereby minimizing any potential stale price arbitrage.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Lifecycle Funds or the Underlying Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Lifecycle Funds through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

48  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States; (2) companies having their principal business operations outside of the United States; (3) companies organized outside the United States; and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment Glidepath: The general movement of the Lifecycle Funds’ target allocations from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement date approaches, as well as after that target retirement date is obtained.

Investment Grade: A fixed-income security is investment grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

          Because the Institutional Class shares of the Lifecycle Funds are new, no financial highlights information is available for this Class of the Funds. Instead, Retirement Class share information of the Lifecycle Funds is presented because this class has been in operation for over one year. Institutional Class shares are expected to have lower annual operating expenses than the Retirement Class shares.

          The Financial Highlights table is intended to help you understand the Lifecycle Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

         These financial highlights have been audited by PricewaterhouseCoopers LLP, the Lifecycle Funds’ independent registered public accounting firm, whose report, along with the Funds financial statements, is included in the Funds’ annual report, which is available without charge upon request.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  49

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2010 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.61	$9.92		$10.00

Gain from investment operations:
Net investment income (a)	0.36	0.26		0.26
Net realized and unrealized gain on total investments	0.29	0.70		0.62

Total gain from investment operations	0.65	0.96		0.88

Less distributions from:
Net investment income	(0.25)	(0.27)		(0.27)
Net realized gains	(0.02)	—	(d)	—	(d)

Total distributions	(0.27)	(0.27)		(0.27)

Net asset value, end of period	$10.99	$10.61		$10.61

TOTAL RETURN	6.32%	9.76	%(b)	8.88	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$59,699	$3,770		$3,770
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.69%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.32%	2.57	%(c)	2.53	%(c)
Portfolio turnover rate	13%	11	%(c)	11	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

50  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

continued

	Lifecycle 2015 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.66	$9.90		$10.00

Gain from investment operations:
Net investment income (a)	0.31	0.26		0.26
Net realized and unrealized gain on total investments	0.40	0.79		0.69

Total gain from investment operations	0.71	1.05		0.95

Less distributions from:
Net investment income	(0.26)	(0.29)		(0.29)
Net realized gains	(0.05)	—	(d)	—	(d)

Total distributions	(0.31)	(0.29)		(0.29)

Net asset value, end of period	$11.06	$10.66		$10.66

TOTAL RETURN	6.80%	10.64	%(b)	9.54	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,660	$5,628		$5,628
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.61%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.91%	2.57	%(c)	2.54	%(c)
Portfolio turnover rate	6%	3	%(c)	3	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  51

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2020 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.71	$9.89		$10.00

Gain from investment operations:
Net investment income (a)	0.29	0.21		0.21
Net realized and unrealized gain on total investments	0.48	0.91		0.80

Total gain from investment operations	0.77	1.12		1.01

Less distributions from:
Net investment income	(0.27)	(0.30)		(0.30)
Net realized gains	(0.03)	—	(d)	—	(d)

Total distributions	(0.30)	(0.30)		(0.30)

Net asset value, end of period	$11.18	$10.71		$10.71

TOTAL RETURN	7.30%	11.46	%(b)	10.24	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$45,193	$2,874		$2,874
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.70%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.32%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.66%	2.11	%(c)	2.07	%(c)
Portfolio turnover rate	1%	12	%(c)	12	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

52  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

continued

	Lifecycle 2025 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$9.87		$10.00

Gain from investment operations:
Net investment income (a)	0.25	0.19		0.19
Net realized and unrealized gain on total investments	0.55	1.01		0.88

Total gain from investment operations	0.80	1.20		1.07

Less distributions from:
Net investment income	(0.28)	(0.32)		(0.32)
Net realized gains	(0.03)	—	(d)	—	(d)

Total distributions	(0.31)	(0.32)		(0.32)

Net asset value, end of period	$11.24	$10.75		$10.75

TOTAL RETURN	7.59%	12.24	%(b)	10.78	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$34,164	$4,095		$4,095
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.73%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.25%	1.86	%(c)	1.83	%(c)
Portfolio turnover rate	3%	2	%(c)	2	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  53

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class

	Lifecycle 2030 Fund — Retirement Class

	For the Year Ended September 30, 2006		For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.74		$9.85		$10.00

Gain from investment operations:
Net investment income (a)	0.23		0.17		0.17
Net realized and unrealized gain on total investments	0.63		1.05		0.90

Total gain from investment operations	0.86		1.22		1.07

Less distributions from:
Net investment income	(0.27)		(0.33)		(0.33)
Net realized gains	(0.03)		—	(d)	—	(d)

Total distributions	(0.30)		(0.33)		(0.33)

Net asset value, end of period	$11.30		$10.74		$10.74

TOTAL RETURN	8.20%		12.55	%(b)	10.86	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,807		$3,017		$3,017
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.85%		0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%		0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.06%		1.72	%(c)	1.68	%(c)
Portfolio turnover rate	0	%(f)	5	%(c)	5	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

(f)	Percentage is less than 1%.

54  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

continued

	Lifecycle 2035 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.78	$9.83		$10.00

Gain from investment operations:
Net investment income (a)	0.19	0.16		0.16
Net realized and unrealized gain on total investments	0.73	1.14		0.97

Total gain from investment operations	0.92	1.30		1.13

Less distributions from:
Net investment income	(0.28)	(0.35)		(0.35)
Net realized gains	(0.04)	—	(d)	—	(d)

Total distributions	(0.32)	(0.35)		(0.35)

Net asset value, end of period	$11.38	$10.78		$10.78

TOTAL RETURN	8.62%	13.36	%(b)	11.43	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,426	$2,713		$2,713
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	1.03%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	1.76%	1.57	%(c)	1.53	%(c)
Portfolio turnover rate	1%	5	%(c)	5	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

TIAA-CREF Lifecycle Funds • Institutional Class  Prospectus  |  55

Financial highlights | TIAA-CREF Lifecycle Funds—Retirement Class	concluded

	Lifecycle 2040 Fund — Retirement Class

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.81	$9.82		$10.00

Gain from investment operations:
Net investment income (a)	0.17	0.15		0.15
Net realized and unrealized gain on total investments	0.79	1.21		1.03

Total gain from investment operations	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.27)	(0.37)		(0.37)
Net realized gains	(0.05)	—	(d)	—	(d)

Total distributions	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$11.45	$10.81		$10.81

TOTAL RETURN	9.04%	13.93	%(b)	11.88	%(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,093	$2,066		$2,066
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	1.19%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	1.50%	1.45	%(c)	1.41	%(c)
Portfolio turnover rate	17%	10	%(c)	10	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The fund’s expenses do not include the expenses of the Underlying Funds.

56  |  Prospectus  TIAA-CREF Lifecycle Funds • Institutional Class

For more information about the Lifecycle Funds and
TIAA-CREF Institutional Mutual Funds

Statement of Additional Information (“SAI”). The SAI contains more information about all aspects of the Lifecycle Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and Semiannual Reports. The Lifecycle Funds’ annual and semiannual reports will provide additional information about the Funds’ investments. In the Lifecycle Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161
In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164
Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we will mail only one copy of the Lifecycle Funds’ prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 877 518-9161
In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164

811-9301

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TIAA-CREF
LIFECYCLE FUNDS

APRIL 24, 2007

Lifecycle 2010 Fund
Lifecycle 2015 Fund
Lifecycle 2020 Fund
Lifecycle 2025 Fund
Lifecycle 2030 Fund
Lifecycle 2035 Fund
Lifecycle 2040 Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the Lifecycle Funds, investment portfolios or “Funds” of the TIAA-CREF Institutional Mutual Funds. It is not a prospectus, but is incorporated by reference into and is made a part of the Lifecycle Funds’ Retirement Class prospectus dated April 24, 2007, and the Institutional Class prospectus dated April 24, 2007 (each, a “Prospectus”). Each Prospectus may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 1259, Charlotte, NC 28201 or by calling 877 518-9161. The SAI should be read in conjuction with the Prospectuses.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses.

Table of Contents

B-2	Investment Objectives, Policies, and Restrictions	B-20	Class Structure
B-2	Fundamental Policies	B-20	Distribution (12b-1) Plan
B-3	Investment Policies	B-21	Indemnification of Shareholders
		B-21	Indemnification of Trustees
B-12	Management of TIAA-CREF Institutional Mutual Funds	B-21	Limitation of Fund Liability
B-12	Trustees and Officers of the TIAA-CREF Institutional Mutual Funds	B-21	Shareholder Meetings and Voting Rights
B-14	Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees	B-21	Additional Funds or Classes
B-14	Trustee and Officer Compensation	B-22	Dividends and Distributions
B-15	Board Committees
		B-22	Pricing of Shares
B-16	Proxy Voting Policies	B-22	Investments for Which Market Quotations Are Readily Available
B-16	Principal Holders of Securities	B-22	Special Valuation Procedures for the Money Market Fund
		B-23	Options and Futures
B-17	Investment Advisory and Other Services	B-23	Investments for Which Market Quotations Are Not Readily Available
B-17	Retirement Class Service Agreement
B-18	Underwriters
B-18	Custodian and Transfer Agent	B-23	Tax Status
B-18	Independent Registered Public Accounting Firm
B-18	Personal Trading Policy	B-27	Brokerage Allocation
		B-27	Directed Brokerage
B-18	Information about the Lifecycle Funds’ Portfolio Management Team	B-27	Legal Matters
B-18	Structure of Compensation for Portfolio Managers
B-18	Additional Information Regarding Portfolio Managers	B-27	Experts
B-19	Potential Conflicts of Interest of Advisors and Portfolio Managers
		B-28	Financial Statements
B-19	Disclosure of Portfolio Holdings
B-19	About the TIAA-CREF Institutional Mutual Funds and the Shares	B-29	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The investment objectives and policies of each Lifecycle Fund are discussed in the Lifecycle Funds’ Prospectuses. Because each Lifecycle Fund invests in Underlying Funds, investors in each Lifecycle Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Lifecycle Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Lifecycle Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectuses as well as the prospectuses of the Underlying Funds.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Lifecycle Fund’s investment objective, policies and principal investment strategies described in the Prospectuses, as well as the investment restrictions contained in “Investment Policies” below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds’ board of trustees (the “Board of Trustees” or the “Board”) at any time.

          Each Lifecycle Fund is classified as diversified under the 1940 Act. In addition, each Lifecycle Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless stated otherwise, each of the following investment policies and risk considerations apply to each Lifecycle Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Lifecycle Fund:

1.	The Lifecycle Fund will not issue senior securities except as permitted by law.

2.

The Lifecycle Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Lifecycle Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Lifecycle Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.

5.	The Lifecycle Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.

The Lifecycle Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Lifecycle Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.

The Lifecycle Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

          With respect to investment restriction number 8, each Lifecycle Fund may invest more than 25% of its assets in any one

B-2  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Underlying Fund. For concentration purposes, each Lifecycle Fund will look through to the holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, neither any of the Lifecycle Funds nor any of the Underlying Funds concentrates, or intends to concentrate, its investments in a particular industry.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies. These restrictions may be changed without the approval of the shareholders in the affected Lifecycle Fund. Since each Lifecycle Fund will invest in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds in which the Lifecycle Funds invest.

          Non-Equity Investments of the Equity Underlying Funds. The equity Underlying Funds (the “Equity Funds”) can, in addition to common stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Underlying Funds’ prospectuses), as well as other short-term instruments. These other instruments are similar to the instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment manager for the Underlying Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Liquidity Facility. The Equity Funds participate in a $1.5 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Underlying Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If an Underlying Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Illiquid Investments. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. An Underlying Fund will not purchase or otherwise acquire any investment, if as a result, more than 15% (10% in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

          Restricted Securities. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities can be considered illiquid. However, certain types of restricted securities, including those that are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act, may be determined to be liquid by Advisors pursuant to procedures adopted by the Board of Trustees. Purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted in terms of their resale within the United States.

          Preferred Stock. The Underlying Funds (except for Money Market Fund) can invest in preferred stock consistent with their investment objectives.

          Options and Futures. Each of the Underlying Funds (except for Money Market Fund) may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”). We do not intend for any Underlying Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

          Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-3

of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          An Underlying Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold. Depending on the premiums for the call options bought and sold, the Underlying Fund will realize a profit or loss on the transaction.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          An Underlying Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought. Depending on the premiums of the put options bought and sold, the Underlying Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of call options on groups of securities can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Underlying Fund deals in any option.

          Another risk in connection with selling a call option on a group of securities or on the futures of groups of securities arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — an Underlying Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Underlying Fund to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures

B-4  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market risk (involving the market’s assessment of overall economic prospects), as distinguished from company risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, an Underlying Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, an Underlying Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, an Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a futures contract. Initially, the Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” Initial margin in futures transactions is different from margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. Each Underlying Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Underlying Fund’s portfolio securities or instruments sought to be hedged. In general, we believe that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. It is possible that, for example, if an Underlying Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the security or instrument underlying the contract due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a short time period.

          Each Underlying Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that an Underlying Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Underlying Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Underlying Funds have claimed an exclusion from the definition of the term “commodity

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-5

pool operator” under the Commodity Exchange Act and the regulations thereunder, and, therefore, are not subject to registration as commodity pool operators.

          Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

          Other Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Lifecycle Funds’ investments in the Underlying Funds. Additionally, the Lifecycle Funds may invest in other investment companies besides the Underlying Funds for cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. Each Lifecycle Fund bears a proportionate share of the expenses of each Underlying Fund in which it invests and the Underlying Funds similarly will bear a proportionate share of the expenses of any investment companies in which they invest.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each Underlying Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Underlying Fund is obligated to purchase such securities, it will be required to segregate assets. See below, “Segregated Accounts.”

Debt Instruments Generally

          A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally recognized statistical rating organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Underlying Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., FNMA). Because of these limitations on U.S. Government support, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

         Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or

B-6  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Underlying Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing an Underlying Fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

         An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Fund an ‘‘insider’’ of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Underlying Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of se curities held by the Fund.

         Corporate Debt Securities. An Underlying Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Underlying Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development bank and the Inter-American Development Bank.

          The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

           An Underlying Fund can invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-7

           If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities. Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

          Inflation Protected Securities. An Underlying Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (‘‘CPI’’) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

           The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

           While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

            The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (‘‘CPI-U’’), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

             An Underlying Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the High-Yield Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-

B-8  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose corporations and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage Pass-Through Securities

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a ‘‘pass-through’’ of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as ‘‘modified pass-through.’’ These securities entitle the holder to receive all in terest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private i nsurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          Collateralized Mortgage Obligations (‘‘CMOs’’).  CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (‘‘issuer’’) issues multiple series (e.g., A, B, C, Z) of CMO bonds (‘‘Bonds’’). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (‘‘Collateral’’). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently . With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          Mortgage related securities include pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          The average maturity of pass-through pools of mortgage related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened as a result of the pass-through of unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-9

actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Mortgage Rolls. Some of the Underlying Funds may ]enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered ‘‘substantially identical,’’ the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy ‘‘good delivery’’ requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to rece ive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Underlying Funds treat mortgage rolls as purchase and sale transactions.

          Lending of Securities. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. Specifically, in connection with the lending of its securities an Underlying Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities (or such lesser percentage as may be permitted by SEC interpretations, not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, an Underlying Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid to the Underlying Fund by the borrower of the securities. Such loans will be terminable by the Underlying Fund at any time and will not be made to affiliates of TIAA. The Underlying Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Underlying Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Underlying Fund (other than the Money Market Fund) may, to the extent permitted by the SEC,

B-10  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While an Underlying Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent an Underlying Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

          To the extent that there is an imperfect correlation between the return an Underlying Fund is obligated to swap and securities or instruments that are intended to be correlated to such return, the value of the swap transaction may be adversely affected. It is not the intention of any Underlying Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a Fund incurs an obligation to make payments in the future, an Underlying Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. Such segregated assets may consist of any liquid assets, including equity securities, cash, U.S. Government securities or other securities as may be permitted by law.

          Currency Transactions. The value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Underlying Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Underlying Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Underlying Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-11

to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of an Underlying Fund’s assets that may be committed to foreign currency exchange contracts. An Underlying Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund’s investment adviser believes will correlate closely to the currency’s price movements. The Underlying Funds generally will not enter into forward contracts with terms longer than one year.

          Foreign Investments. As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain Underlying Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may affect these investments. These are also discussed in the Underlying Funds’ Statement of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

          Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners

B-12  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such counties, especially countries in emerging markets, and increase the cost and expenses of Underlying Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries.

          An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

           The risks of investing in emerging markets include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Depositary Receipts. The Underlying Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs”). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although the prices of ADRs are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Underlying Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Underlying Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-13

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. Each Underlying Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Fund’s portfolio.

          Industry Concentrations. None of the Underlying Funds will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. The transactions engaged in by the Funds are reflected in the Funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Underlying Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders, including the Lifecycle Funds. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

B-14  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

MANAGEMENT OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

          The following tables include certain information about the TIAA-CREF Institutional Mutual Funds’ trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The first table includes information about the Funds’ disinterested trustees and the second table includes information about the Funds’ officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Funds have no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired. Partner (1990-2005) and Head of Global Product Management (2003-2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	66

Director and member of the Investment Committee, the Maine Coast Heritage Trust and the Boston Athenaeum; and Investment Committee member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President, and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	66	None

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment advisor). Formerly, President and Managing Principal, Windermere Investment Associates (1997-2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	66

Director, J Sainsbury plc (food retailer), Prudential plc, Scottish & Newcastle plc (brewer), International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994-2000 and 2001-2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996); and Program Director, National Bureau of Economic Research (since 1990).	66	The Jeffrey Company (unregistered investment company).

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-15

DISINTERESTED TRUSTEES—continued

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research, University of Texas at Austin (2001-2002); Associate Director for Research, the Center for International Business Education and Research, University of Texas at Austin (2000-2003); and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				66	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/28/49	Vice President	One-year term. Vice President since 2004.

Vice President and Treasurer of TIAA, CREF and TIAA Separate Account VA-1 (since 2004) and Vice President (since 2004) and Treasurer (2004-2/2007) of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (these investment companies, along with CREF and TIAA Separate Account VA-1, are collectively referred to as the “TIAA-CREF Fund Complex”). Formerly, Second Vice President and Associate Treasurer (1998-2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

Principal Executive Officer and President of TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Mutual Funds”) (since 2/2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Executive Vice President of the TIAA-CREF Mutual Funds (2006-2/2007), Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Funds Complex (2003-2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds (since 2/2007). Funds Treasurer of TIAA (since 2006). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/7/49	Vice President and Corporate Secretary	One-year term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1999).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/20/57	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/17/53	Executive Vice President and General Counsel	One-year term. Executive Vice President and General Counsel since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

B-16  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

OFFICERS—continued

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/8/56	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999–2003); and Head and Deputy Head of Global Market Risk Management (1997-1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 8/4/57	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services (since 2003). Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Director of TPIS, Tuition Financing and TIAA-CREF Life (2003-2006). Formerly, Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998–1999).

Eric C. Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/31/48	Vice President and Acting Chief Compliance Officer	One-year term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2005). Vice President of Investment Management and Advisors (since 2006). Formerly, Acting Chief Compliance Officer of Tuition Financing and Chief Compliance Officer, Advisors and Services (2005-2006); Vice President and Compliance Officer of TIAA (2004–2005); First Vice President and Manager of Compliance and Centralized Trust Functions, Private Banking Division, Comerica Incorporated (2001–2004); and Manager of Compliance and Regulatory Affairs, Investment Bank Division, Comerica Incorporated (1993–2001).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2001.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006), Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES

          The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds’ trustees in the Lifecycle Funds and in the same “family of investment companies” as the TIAA-CREF Lifecycle Funds, as of December 31, 2006. The Lifecycle Funds’ family of investment companies includes the Lifecycle Funds and all of the other TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Lifecycle Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley*	None	$50,001 – $100,000
Eugene Flood, Jr.	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
James M. Poterba†	None	Over $100,000
Bridget Macaskill	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks‡	None	Over $100,000

*	Mr. Berkley was appointed to the Board of Trustees effective September 19, 2006.

†	Prof. Poterba was appointed to the Board of Trustees effective April 3, 2006.

‡	Dr. Starks was appointed to the Board of Trustees effective July 18, 2006.

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2006. The Funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-17

DISINTERESTED TRUSTEES

	(2)	(3)	(4)
(1)	Aggregate Compensation From	Pension or Retirement Benefits	Total Compensation
Name of Person	TIAA-CREF Institutional Mutual Funds	Accrued As Part of Fund Expenses	Paid From Fund Complex

Forrest Berkley[1]	$0	$0	$0
Willard T. Carleton[3]	$5,406.21	$3,487.11	$191,600.00
Eugene Flood, Jr.	$5,543.16	$4,262.45	$212,550.00
Howell E. Jackson	$4,946.86	$4,262.45	$200,100.00
Nancy L. Jacob	$7,551.65	$3,487.11	$237,000.00
Bevis Longstreth[2,3]	$5,391.97	$3,487.11	$191,200.00
Bridget A. Macaskill	$4,925.39	$3,487.11	$181,500.00
James M. Poterba[4]	$3,219.65	$1,839.03	$103,200.00
Maceo K. Sloan[2]	$5,383.62	$3,487.11	$190,800.00
Laura T. Starks[5]	$1,443.91	$925.58	$48,000.00
Ahmed H. Zewail[2,3]	$3,328.83	$3,487.11	$147,000.00

[1]	Mr. Berkley was appointed as a trustee effective September 19, 2006.

[2]

This compensation, or a portion of it, was not actually paid based on the prior election of the trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees. Excluding this year’s deferrals, a total of $859,960.44, including interest, earned across the fund complex has been deferred for prior years’ service, including interest through September 30, 2006, for all current trustees who had elected to defer their compensation.

[3]	These are former trustees.

[4]	Prof. Poterba was appointed as a trustee effective April 3, 2006.

[5]	Dr. Starks was appointed as a trustee effective July 18, 2006.

          The Board has approved trustee compensation at the following rates effective January 1, 2007: an annual retainer of $50,000; a Board and committee meeting fee of $2,500; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000 ($15,000 for the chairs of the Operations and Audit and Compliance Committees); a Board chair fee of $25,000; and an Operations and Audit and Compliance Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds’ operations:

(1)

An Audit and Compliance Committee (formerly called the “Audit Committee”), consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for financial and operational reporting, internal control and compliance with laws, regulations and ethics. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended September 30, 2006, the Audit and Compliance Committee held eight meetings. The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Macaskill and Prof. Poterba. Mr. Sloan serves as the audit committee financial expert.

(2)

An Investment Committee (formerly called the “Finance Committee”), which oversees the management of the TIAA-CREF Institutional Mutual Funds’ investments subject to appropriate oversight by the full Board of Trustees. During the fiscal year ended September 30, 2006, the Investment Committee held four meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2006, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Prof. Jackson and Dr. Starks.

(4)	An Executive Committee, which generally is vested with full board powers between Board meetings on matters not

B-18  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

specifically addressed by the full Board. During the fiscal year ended September 30, 2006, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Dr. Flood, Prof. Jackson, Prof. Poterba and Mr. Sloan.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain TIAA-CREF Institutional Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2006, the Nominating and Governance Committee held eight meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood and Mr. Sloan.

(6)

An Operations Committee, consisting solely of independent trustees, which oversees operational matters of the TIAA-CREF Institutional Mutual Funds, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. This Committee was formed in July 2006 and held three meetings during the fiscal year ended September 30, 2006. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Dr. Jacob and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

PROXY VOTING POLICIES

          The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Underlying Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

          As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting proxies in accordance with Board approved guidelines established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information. Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Lifecycle Funds (sometimes called “mirror” or “echo” voting).

          Advisors has a team of professionals responsible for reviewing and voting each proxy of a portfolio company of an Underlying Fund. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

          A report of proxies voted for the Funds is made quarterly to the Funds’ Board and/or the Corporate Governance and Social Responsibility Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance. If the matter is not covered there, Advisors will seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for each of the Lifecycle Funds for the twelve-month period ended June 30, 2006, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

          As of March 31, 2007, the following persons are known by TIAA-CREF Institutional Mutual Funds to hold beneficially or of record 5% or more of the outstanding shares of either class of the Lifecycle Funds:

Teachers Insurance & Annuity Association
Attn: Janice Carnicelli
Mail Stop 730/06/41
730 Third Avenue
New York, NY 10017-3206

Fund/Class	Percent of Holdings	Shares

Lifecycle 2010 Fund — Institutional Class	98.20%	50,000.000

Lifecycle 2015 Fund — Institutional Class	93.53%	50,000.000

Lifecycle 2020 Fund — Institutional Class	96.86%	50,000.000

Lifecycle 2025 Fund — Institutional Class	75.18%	50,000.000

Lifecycle 2030 Fund — Institutional Class	94.77%	50,000.000

Lifecycle 2035 Fund — Institutional Class	99.11%	50,000.000

Lifecycle 2040 Fund — Institutional Class	97.73%	50,000.000

TIAA-CREF Individual & Institutional Services
For Exclusive Benefit of Customers
Attn: Patrick Nelson
730 Third Avenue
New York, NY 10017-3206

Fund/Class	Percent of Holdings	Shares

Lifecycle 2015 Fund — Institutional Class	6.47%	3,456.319

Lifecycle 2025 Fund — Institutional Class	24.82%	16,510.397

Lifecycle 2030 Fund — Institutional Class	5.23%	2,756.781

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-19

JP Morgan
TIAA-CREF Trust CO IRA Program
C/O JP Morgan Chase Bank
Attn: DC Plan Service Team (TIAA)
3 Metrotech Center—Floor 6
Brooklyn, NY 11245-0001

Fund/Class	Percent of Holdings	Shares

Lifecycle 2010 Fund — Retirement Class	20.41%	2,792,702.945

Lifecycle 2015 Fund — Retirement Class	22.75%	2,315,150.401

Lifecycle 2020 Fund — Retirement Class	23.48%	2,076,067.243

Lifecycle 2025 Fund — Retirement Class	20.51%	1,389,820.789

Lifecycle 2030 Fund — Retirement Class	15.05%	924,830.686

Lifecycle 2035 Fund — Retirement Class	13.98%	613,999.872

Lifecycle 2040 Fund — Retirement Class	13.04%	716,314.491

TIAA-CREF
JP Morgan Retirement Plans Program
Attn: DC Plan Service Team
C/O JP Morgan Chase Bank
3 Metrotech Center
Brooklyn, NY 11245-0001

          The shares owned by individuals that are reported above are also reported in the totals below because they hold their shares through this account.

Fund/Class	Percent of Holdings	Shares

Lifecycle 2010 Fund — Retirement Class	78.65%	10,764,389.016

Lifecycle 2015 Fund — Retirement Class	75.87%	7,719,962.380

Lifecycle 2020 Fund — Retirement Class	74.97%	6,629,867.518

Lifecycle 2025 Fund — Retirement Class	77.73%	5,266,660.833

Lifecycle 2030 Fund — Retirement Class	83.16%	5,111,820.760

Lifecycle 2035 Fund — Retirement Class	82.90%	3,642,151.366

Lifecycle 2040 Fund — Retirement Class	84.68%	4,652,316.861

          The current trustees and officers of TIAA-CREF Institutional Mutual Funds, as a group, beneficially or of record own less than 1% of the shares of each the Lifecycle Funds as of March 31, 2007.

          Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

          As explained in the Prospectuses, investment advisory and related services for each of the Lifecycle Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Lifecycle Fund, subject to the direction and control of the Board of Trustees.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of Services and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to College Retirement Equities Fund (“CREF”), a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

          As noted in the Prospectuses, Advisors manages the Lifecycle Funds under an investment management agreement entered into as February 1, 2006. Under the agreement, investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Lifecycle Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

          Each of the Underlying Funds has also entered into an investment management agreement with Advisors. Each Lifecycle Fund indirectly bears a pro rata share of the investment management fees and other expenses incurred by the Underlying Funds in which the Lifecycle Fund invests. However, Advisors has contractually agreed to waive its 0.10% investment management fee on each Lifecycle Fund and reimburse the Funds for all of their other expenses except distribution (12b-1) fees and the Retirement Class service fee (discussed below) through at least April 30, 2008.

          For the fiscal years ended September 30, 2006 and 2005, the table below reflects the total dollar amount of investment management fees paid by each Lifecycle Fund.

	Fiscal Years Ended September 30,
Fund	2006	2005

Lifecycle 2010 Fund	$21,816	$2,295
Lifecycle 2015 Fund	$21,487	$3,769
Lifecycle 2020 Fund	$15,931	$1,769
Lifecycle 2025 Fund	$14,968	$2,527
Lifecycle 2030 Fund	$11,136	$1,668
Lifecycle 2035 Fund	$8,410	$1,596
Lifecycle 2040 Fund	$7,717	$1,413

RETIREMENT CLASS SERVICE AGREEMENT

          TIAA-CREF Institutional Mutual Funds, including the Lifecycle Funds, had entered into a Service Agreement with Advisors, whereby Advisors provided or arranged for the provision of a variety of services for the ordinary operation of the Retirement Class of the Lifecycle Funds, including, but not limited to, transfer agency, accounting and administrative services. This agreement was effectively terminated on February 1, 2006, at which time the Lifecycle Funds entered into a new service agreement with Advisors for the provision of certain administrative services related to the offering of the Retirement Class of the Lifecycle Funds on retirement plan platforms (the “Retirement Class Service Agreement”).

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Lifecycle Funds paid Advisors at the end of each calendar month a fee for each Fund at the annual rate of 0.31% of net assets of the Fund under the old Service Agreement, and 0.25% of net assets of the Retirement Class shares of the Lifecycle Fund effective February 1, 2006, under the Retirement Service Agreement. The service fees are accrued daily at 1/365th of the applicable annual rate. The fees paid under the Service Agreements for the fiscal years ended September 30, 2006 and 2005, are set forth in the table below:

B-20  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

	Fiscal Years Ended September 30,
Fund	2006	2005

Lifecycle 2010 Fund	$55,926	$7,116
Lifecycle 2015 Fund	$55,258	$11,685
Lifecycle 2020 Fund	$40,702	$5,482
Lifecycle 2025 Fund	$38,480	$7,831
Lifecycle 2030 Fund	$28,621	$5,170
Lifecycle 2035 Fund	$21,714	$4,948
Lifecycle 2040 Fund	$19,825	$4,380

          The Retirement Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Lifecycle Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

UNDERWRITERS

          TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the “principal underwriter” for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

          JPMorgan Chase Bank (“JPMorgan”), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Underlying Funds’ portfolio securities.

          Boston Financial Data Services, Inc., 2000 Crown Colony Dr., Quincy, MA 02169, acts as the transfer and dividend paying agent for the TIAA-CREF Institutional Mutual Funds and its Lifecycle Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the TIAA-CREF Institutional Mutual Funds, and audits the Funds’ annual financial statements.

PERSONAL TRADING POLICY

          The TIAA-CREF Institutional Mutual Funds and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Advisors has adpoted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. The codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE LIFECYCLE FUNDS’ PORTFOLIO MANAGEMENT TEAM

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of each Lifecycle Fund is calculated versus each Lifecycle Fund’s composite benchmark index. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. This weighted result is then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be either increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Lifecycle Funds they manage, as of September 30, 2006.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies (MM)	Other Pooled Investment Vehicles (MM)	Dollar Range of Equity Securities Owned in Funds

John M. Cunniff, CFA	2*	0	$ 565*	$0	$1–$10,000 (in 2040 Fund)
Hans L. Erickson, CFA	3*	0	$123,367*	$0	Over $1 million (in 2030 Fund)
Pablo Mitchell	2*	0	$ 565*	$0	$10,001–$50,000 (in 2035 Fund)

*	Not including the seven Lifecycle Funds.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-21

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Lifecycle Funds and the Underlying Funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

          Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Underlying Funds and its other client accounts, and orders of its affiliated investment adviser, TIAA-CREF Investment Management, LLC, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors may also, on occasion, aggregate or “bunch” orders of TIAA pursuant to Advisors’ aggregation and allocation of orders policies. Advisors has adopted procedures to ensure that the Underlying Funds are afforded equal opportunity with Advisors’ other clients or clients of affiliates to receive investment allocations and that such allocations are provided to the Underlying Funds and Advisors’ other client accounts or clients of its affiliates in a manner that is consistent with Advisors’ fiduciary obligations.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

          IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the Underlying Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the Lifecycle or Underlying Funds or any other client accounts. Furthermore, the performance element of portfolio managers’ compensation does not differentiate between the performance of other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not other.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures governing the disclosure by the Lifecycle Funds, the Underlying Funds and Advisors of Fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all Fund shareholders. As a threshold matter, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

•	approved by an individual holding the title of Executive Vice President or above;

•	approved by an individual holding the title of Chief Counsel or above; and

•	subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

          On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements.

          The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

ABOUT THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS AND THE SHARES

          TIAA-CREF Institutional Mutual Funds was organized as a Delaware statutory trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds’ Certificate of Trust, dated April 15,

B-22  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the TIAA-CREF Institutional Mutual Funds’ operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The Lifecycle Funds offers two classes of shares, Retirement and Insitutional, which have the distribution and service fee arrangements described below.

          Retirement Class Shares. Retirement Class shares of the Lifecycle Funds are offered exclusively through accounts established by employees in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals pursuant to Section 408 of the Code. Retirement Class shares are subject to 0.25% service fee payable to Advisors for administrative services related to offering this class on a retirement platform. The Retirement Class also is subject to a distribution (12b-1) fee that is discussed in more detail below.

          Institutional Class Shares. Institutional class shares of the Lifecycle Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Additionally, investors who meet investment minimums specified in the Institutional Class Prospectus may invest in the Institutional Class of the Lifecycle Funds.

          Shareholders investing through employee plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Lifecycle Funds are paid by Advisors.

          The Lifecycle Funds invest in the Institutional Class Shares of the Underlying Funds. Institutional Class shares of the Underlying Funds are offered without distribution plan or shareholder service plan expenses or fees.

DISTRIBUTION (12b-1) PLAN

          The TIAA-CREF Institutional Mutual Funds’ Board of Trustees has adopted a Distribution Plan with respect to the Retirement Class shares of each Lifecycle Fund (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Lifecycle Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares. The expenses for which a Lifecycle Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class shares. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding Retirement Class shares of a Lifecycle Fund are computed in accordance with the Declaration of Trust. Please note that TPIS has contractually agreed not to seek any reimbursement under the Distribution Plan through at least April 30, 2008. Therefore, no 12b-1 fees were paid by the Funds pursuant to the Distribution Plan in fiscal year 2006.

          The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan. In adopting the Distribution Plan, the trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of Retirement Class shares of each Fund.

          Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          One of the potential benefits of the Distribution Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions of Retirement Class shares, eventually enabling a Lifecycle Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Retirement Class shares of a Fund in connection with the Distribution Plan. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales of Retirement Class shares might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to a Lifecycle Fund at any time: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a Fund’s Retirement Class shares. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of the fees

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-23

specified therein with respect to a Lifecycle Fund without the approval of a majority of the votes attributable to Retirement Class shares of the Fund. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of Retirement Class shares of each Lifecycle Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DSTA, the nature of TIAA-CREF Institutional Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Lifecycle Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since each class of the Lifecycle Funds use a combined Prospectus, however, it is possible that one Lifecycle Fund might become liable for a misstatement or omission in the Prospectus regarding another Lifecycle Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectuses.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders’ meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds. TIAA-CREF Institutional Mutual Funds may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy.

          Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically “series” of shares) or “classes” of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing Funds.

B-24  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Lifecycle Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

          The share price of each Lifecycle Fund and Underlying Fund (except the Underlying Money Market Fund) is determined based on the Fund’s net asset value, and the assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Lifecycle Fund shares are determined based on the net asset values per share of the Underlying Funds. The assets of the each Underlying Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

          Equity Securities. Equity securities listed or traded on a national securities exchange are valued based on their sale price on such exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported.

          For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices.

          An equity security may also be valued at fair value as determined in good faith by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

          Foreign Investments. Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of other investments held by a Fund or of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

          Debt Securities. Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          All debt securities may also be valued at fair value as determined in good faith by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Underlying Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Underlying Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Underlying Money Market Fund’s net asset value might still decline.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-25

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by an Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Underlying Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Board of Trustees. For more information about the Lifecycle Funds’ fair value pricing procedures, see “Calculating Share Price” in the prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Lifecycle Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Lifecycle Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund is intended to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund is intended to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Lifecycle Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Lifecycle Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and, for taxable years beginning after October 22, 2004, net income from an interest in a qualified publicly traded partnership (PTP); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer, the Fund may not hold more than 10% of the outstanding voting securities of any issuer or more than 10% of a PTP’s equity securities), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Lifecycle Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

B-26  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          To the extent provided in the Code and regulations thereunder, a Lifecycle Fund may carry forward capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Lifecycle or Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Lifecycle or Underlying Funds may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Lifecycle or Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Lifecycle or Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Lifecycle or Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Lifecycle or Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-27

seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Lifecycle or Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Lifecycle Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Lifecycle Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At a Lifecycle Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Lifecycle Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Lifecycle Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Lifecycle Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Lifecycle Fund must designate the portion of any of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the divi-

B-28  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

dend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Lifecycle Funds’ ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Funds have received qualifying dividend income during the taxable year; capital gain dividends distributed by the Funds are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Funds, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Funds must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Lifecycle Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Lifecycle Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Fund on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% [0% for taxable years beginning after December 31, 2007] in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2011. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket).

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Lifecycle Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-29

includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Lifecycle Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

          Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

BROKERAGE ALLOCATION

          Each Lifecycle Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer – the Underlying Funds. As such, the Lifecycle Funds incur no brokerage commissions.

          Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

          Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds and its other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds and other advisory clients. If such research or services are obtained for cash and not through the allocation of brokerage commissions, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Underlying Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

          Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Underlying Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Underlying Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Lifecycle Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

B-30  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

EXPERTS

          The financial statements for the fiscal year ended September 30, 2006 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. For fiscal years prior to 2005, a different accounting firm served as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

          The audited financial statements of the Lifecycle Funds are incorporated herein by reference to the TIAA-CREF Institutional Mutual Funds’ report on Form N-CSR for the fiscal year ended September 30, 2006, which contains the Lifecycle Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-31

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Table of Contents

B-29	I. Introduction: Historical Perspective

B-30	II. Shareholder Rights

B-30	III. Director Elections—Majority Voting

B-31	IV. The Board of Directors

B-31	V. Board Structure and Processes
B-31	A. Board Membership
B-32	B. Board Responsibilities
B-32	C. Board Operation and Organization

B-34	VI. Executive Compensation
B-35	A. Equity-Based Compensation
B-35	B. Perquisites
B-35	C. Supplemental Executive Retirement Plans
B-36	D. Executive Contracts

B-36	VII. TIAA-CREF Corporate Governance Program
B-36	A. Engagement Policy and Practices
B-36	B. Proxy Voting
B-36	C. Influencing Public Policy and Regulation
B-37	D. Divestment

B-37	VIII. International Governance

B-38	IX. Environmental and Social Issues

B-38	X. Securities Lending Policy
B-38	APPENDIX A: Proxy Voting Guidelines
B-39	Guidelines for Board-Related Issues
B-39	Guidelines for Other Governance Issues
B-40	Guidelines for Compensation Issues
B-41	Guidelines for Social and Environmental Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using the KLD Broad Market Social Index, invests only in companies that meet specified environmental and social criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight

B-32  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

of TIAA-CREF’s corporate governance program, including development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-33

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” below). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

1.

Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

2.

Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.	Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a

B-34  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

majority vote in director elections should be set forth in the company’s charter or bylaws.

4.

Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

5.

Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

6.

Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

7.

Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

8.

Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

9.

Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

B. Board Responsibilities

1.

Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.

Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.

CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

4.

Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

C. Board Operation and Organization

1.

Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

2.

Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

3.	Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-35

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

4.

Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

5.

Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

6.

Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities. Each committee should have the power to hire independent experts and advisors.

Each committee should report to the full board on the issues and decisions for which it is responsible.

Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

B-36  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice.

          The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-37

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should

B-38  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement (Appendix A), are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-39

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

B-40  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-41

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

B-42  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-43

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	continued

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

B-44  |  Statement of Additional Information  TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

Appendix A | TIAA-CREF Policy Statement on Corporate Governance	concluded

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds  Statement of Additional Information  |  B-45

[This page intentionally left blank.]

730 Third Avenue
New York, NY 10017-3206

A10950
Printed on recycled paper	4/07

PART C:	OTHER INFORMATION

Item 23.		Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

	(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

	(3)	Form of Amendment dated December 7, 2005 to the Declaration of Trust.9/

	(4)	Form of Amendment dated February 14, 2006 to the Declaration of Trust. 9/

	(5)	Amendment dated August 7, 2006 to the Declaration of Trust.10/

	(6)	Amendment dated October 2, 2006 to the Declaration of Trust.10/

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1) Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of June 1, 1999.2/

	(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002.4/

	(3)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2004.5/

	(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds.6/

	(5)	Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2006.7/

	(6)	Form of Investment Management Agreement by and between the Registrant and Advisors, effective February 1, 2006.8/

	(7)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, regarding the Growth Equity Fund dated as of February 1, 2006.8/

	(8)	Form of Expense Reimbursement Agreement by and between the Registrant Advisors, dated as of February 1, 2006.8/

	(9)	Form of Fee Waiver for Growth & Income Fund and Lifecycle Funds effective February 1, 2006.8/

	(10)	Form of Amendment dated March 31, 2006 to the Investment Management Agreement by and between the Registrant and Advisors dated as of February 1, 2006.9/

	(11)	Form of Amendment dated March 31, 2006 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2006.9/

	(12)	Form of Amendment dated March 31, 2006 to the Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds.9/

	(13)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund.10/

	(14)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement.10/

	(15)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds.10/

	(16)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Fee Waiver Agreement for Certain of the Registrant’s Funds.10/

	(17)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund.10/

	(18)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement.10/

	(19)	Form of Amendment dated December 6, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Retirement Class of the Lifecycle Funds.10/

	(20)	Form of Amendment dated January 17, 2007 to the Expense Reimbursement Agreement dated February 1, 2006.10/

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999.2/

	(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc. (“Services”), dated as of June 1, 1999.3/

	(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002.4/

	(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds.6/

	(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004.7/

(f)	(1)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended.5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended.5/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999.3/

	(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002.4/

	(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002.4/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999.3/

	(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999.3/

	(3)	Transfer Agency and Service Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 2002.4/

	(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/, October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004.7/

	(5)	Retirement Class Service Agreement dated as of February 1, 2006.8/

	(6)	Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement dated as of February 1, 2006.9/

(i)	Opinion and Consent of George W. Madison, Esq.*

(j)	(1)	Consent of Sutherland Asbill & Brennan LLP.*

	(2)	Consent of PricewaterhouseCoopers LLP.*

(k)	Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

	(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002.4/

	(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds.6/

	(4)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund.9/

	(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds.10/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004.6/

	(2)	Distribution Plan for Retail Class Shares of Registrant, adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated as of February 1, 2006.8/

	(3)	Suspension of Distribution Plan Reimbursement Agreement by and between Registrant and TPIS dated effective February 1, 2006.8/

	(4)	Form of Amendment dated March 31, 2006 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12-1 of the 1940 Act, dated February 1, 2006.9/

	(5)	Form of Amendment dated March 31, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006.9/

	(6)	Form of Amendment dated May 16, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006.10/

	(7)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006.11/

(n)	(1)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act.4/

	(2)	Form of Amended and Restated Multiple Class Plan effective February 14, 2006.9/

	(3)	Form of Multiple Class Plan adopted pursuant to Rule 18f-3 of the 1940 Act with respect to the Lifecycle Funds effective January 17, 2007.10/

(p)	Policy Statement on Personal Trading (For Non-Restricted Areas).6/

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.
2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.
3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.
4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.
5/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.
6/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.
7/	Incorporated herein by reference to Post-Effective Amendment No. 12 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2005.
8/	Incorporated herein by reference to Post-Effective Amendment No. 14 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2006.
9/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

10/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.
11/	Incorporated herein by reference to Post-Effective Amendment No. 22 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 23, 2007.

* Filed herewith.

Item 24.      Persons Controlled by or Under Common Control with the Fund

     The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, Inc., or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 26.      Business and Other Connections of the Investment Adviser

     Advisors also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA Separate Account VA-1, and certain unregistered funds. The directors of Advisors are Scott C. Evans, Erwin W. Martens, Georganne Proctor, Brian Bohaty, Jamie DePeau and Nancy Heller, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned subsidiary of TIAA and an investment advisor.

Item 27.      Principal Underwriters

     TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28.      Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant’s custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29.      Management Services

      Not Applicable.

Item 30.      Undertakings

      Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Institutional Mutual Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 24th day of April 2007.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

By:	/s/ Scott C. Evans
Name:	Scott C. Evans
Title:	President

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott C. Evans	President	April 24, 2007
Scott C. Evans	(Principal Executive Officer)

/s/ Phillip G. Goff	Treasurer	April 24, 2007
Phillip G. Goff	(Principal Financial Officer and
Principal Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*		*

Forrest Berkley	April 24, 2007	Bridget A. Macaskill	April 24, 2007

*		*

Eugene Flood, Jr.	April 24, 2007	James M. Poterba	April 24, 2007
*		*

Howell E. Jackson	April 24, 2007	Maceo K. Sloan	April 24, 2007

*		*

Nancy L. Jacobs	April 24, 2007	Laura T. Starks	April 24, 2007

/s/Stewart P. Greene	April 24, 2007

Stewart P. Greene
as attorney-in-fact

*Signed by Stewart P. Greene pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 20 filed with the Commission on January 17, 2007.

EXHIBIT INDEX

(i)	Opinion and consent of George W. Madison, Esq.
(j) (1)	Consent of Sutherland Asbill & Brennan LLP.
(j) (2)	Consent of PricewaterhouseCoopers LLP.